As filed with the Securities and Exchange Commission on April 25, 2005
File Nos. 2-69062 and 811-3091

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 32 and/or	|X|
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 34	|X|
(Check appropriate box or boxes)

FAM Series Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 9011 Princeton, New Jersey 08543-9011 (Address of Principal Executive Offices)

(609) 282-2800 (Registrant’s Telephone Number, including Area Code)

Robert C. Doll, Jr. FAM Series Fund, Inc. 800 Scudders Mill Road Plainsboro, New Jersey 08536 (Name and Address of Agent for Service)

Copies to:
Margery K. Neale, Esq. SHEARMAN & STERLING LLP 599 Lexington Avenue New York, New York 10022	Andrew J. Donohue, Esq. MERRILL LYNCH INVESTMENT MANAGERS, L.P. P.O. Box 9011 Princeton, New Jersey 08543-901

It is proposed that this filing will become effective (check appropriate box)
| |	immediately upon filing pursuant to paragraph (b) of Rule 485
|X|	on May 1, 2005 pursuant to paragraph (b) of Rule 485
| |	60 days after filing pursuant to paragraph (a)(1) of Rule 485
| |	on (date) pursuant to paragraph (a)(1) of Rule 485
| |	75 days after filing pursuant to paragraph (a)(2) of Rule 485
| |	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

        FAM Series Fund, Inc. (the “Fund”) is an open-end management investment company that has a wide range of investment objectives among its fourteen separate portfolios. This Prospectus relates to eight of the Fund’s portfolios: Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio, Mercury High Yield Portfolio, Mercury Intermediate Government Bond Portfolio, Mercury Large Cap Core Strategy Portfolio and Mercury Money Reserve Portfolio, (hereinafter referred to as the “Portfolios” or individually as a “Portfolio”). A table of contents may be found in each prospectus.

        The investment adviser of the Portfolios is Merrill Lynch Investment Managers, L.P., doing business as Mercury Advisors (the “Investment Adviser”). The Investment Adviser is a subsidiary of Merrill Lynch & Co., Inc., a publicly held corporation. The distributor of each Portfolio is FAM Distributors, Inc., an affiliate of the Investment Adviser.

        The Portfolios are sold to separate accounts (“Separate Accounts”) of certain insurance companies to fund benefits under variable annuity contracts (“Variable Annuity Contracts”) and/or variable life insurance contracts (together with the Variable Annuity Contracts, the “Contracts”) issued by such companies. The Fund’s Portfolios are currently sold to Merrill Lynch Life Insurance Company (“MLLIC”), ML Life Insurance Company of New York (“ML of New York”), indirect wholly owned subsidiaries of Merrill Lynch & Co., Inc., Hartford Life Insurance Company (“Hartford”), Annuity Investors Life Insurance Company (“AILIC”), Family Life Insurance Company (“Family Life”), The AIG Life Companies (U.S.) (“AIG Life”), American General Life Insurance Company (“American General”), American International Life Assurance Company of New York, (“AIL of NY”), American Fidelity Assurance Company (“American Fidelity”), Annuity InvestorsSM Life Insurance Company (“Annuity Investors”), PFL Life Insurance Company (“PFL Life”), AUSA Life Insurance Company (“AUSA”), Hartford Life and Annuity Insurance Company (“Hartford Life and Annuity”), Security Life of Denver (“Security Life”), Manulife Financial (“Manulife”) and Manufacturers Life Insurance Company of New York (“Manufacturers of New York” and, together with MLLIC, ML of New York, Hartford, AILIC, Family Life, AIG Life, American General, AIL of NY, American Fidelity, Annuity Investors, PFL Life, AUSA, Hartford Life and Annuity, Security Life and Manulife, the “Insurance Companies”). The Separate Accounts invest in shares of the Portfolios in accordance with instructions received from Contract owners. The Contracts, other than Contracts issued by AILIC and American General, are offered by agents of Merrill Lynch Life Agency, Inc. (“MLLA”), an affiliate of the Investment Adviser, and Contracts issued by an Insurance Company may be offered by agents associated with that Insurance Company. MLLIC and ML of New York are also affiliates of the Investment Adviser.

Mercury Advisors	www.mercury.ml.com

Prospectus

May 1, 2005

FAM Series Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mercury Balanced Capital Strategy Portfolio

		PAGE
[ICON]	KEY FACTS

	Mercury Balanced Capital Strategy Portfolio at a Glance	3
	Risk/Return Bar Chart	5
	Fees and Expenses	6
	Financial Highlights	7

[ICON]	DETAILS ABOUT THE PORTFOLIO

	How the Portfolio Invests	8
	Investment Risks	11

	OTHER IMPORTANT INFORMATION

[ICON]	YOUR ACCOUNT

	The Insurance Companies	A-3
	Investment Strategies	A-4
	How to Buy and Sell Shares	A-21

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	A-27
	Additional Information	A-29

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERCURY BALANCED CAPITAL STRATEGY PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Total Investment Return — the combination of capital appreciation and investment income.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

Fixed income securities — securities, including debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Investment Grade — securities rated in the four highest rating categories by the nationally recognized statistical rating organizations, including Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings.

MERCURY BALANCED CAPITAL STRATEGY PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek high total investment return.

What are the Portfolio’s main investment strategies?

The Portfolio tries to choose some investments that will increase in value and others that pay dividends or interest. The Portfolio invests in U.S. and foreign equity securities and fixed income securities of any maturity. The Portfolio usually invests more in equity securities than in fixed income securities. Under normal circumstances, the Portfolio invests a majority of its assets in common stocks of mid to large companies. The Portfolio intends to invest at least 25% of its assets in equity securities and at least 25% of its assets in fixed income senior securities, such as debt securities. When it invests in fixed income securities, the Portfolio will invest primarily in investment grade fixed income securities. The Portfolio may invest its assets in mortgage-backed and asset-backed securities. The Portfolio may also invest in foreign securities including securities denominated in foreign currencies. Portfolio management chooses securities using a fundamental, value-oriented investment style.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur because a particular stock market in which the Portfolio invests is rising or falling. Changes in the value of the Portfolio’s fixed income securities may occur in response to interest rate movements. Generally, when interest rates go up, the value of fixed income securities goes down. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. Changes in the value of the Portfolio’s equity and fixed income investments may also occur as the result of specific factors that affect the value of a particular investment. For certain debt on its obligation. If the value of the Portfolio’s investments goes down, you may lose on its obligation. If the value of the Portfolio’s investments goes down, you may lose money.

3	MERCURY BALANCED CAPITAL STRATEGY PORTFOLIO

[ICON] Key Facts

Credit Risk — the risk that the issuer of a bond or other fixed-income security will be unable to pay the interest or principal when due.

Prepayment Risk — the risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, the Portfolio may be required to invest the proceeds in securities with lower yields.

Extension Risk — the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Contract — the Portfolio offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Portfolio as an investment option. The contract owner does not become a Portfolio shareholder.

The Portfolio follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Portfolio may underperform other equity funds that use different investing styles.

The Portfolio may at times invest a substantial portion of its assets in the securities of mid cap companies, which may be less liquid and more volatile than the securities of larger capitalization companies.

The Portfolio is subject to credit risk. The Portfolio may invest in mortgage-backed and asset-backed securities, which may be subject to prepayment risk (when interest rates fall) or extension risk (when interest rates rise). Mortgage backed securities may be issued by the U.S. Government or its agencies or instrumentalities, or by government sponsored enterprises, as well as private issuers. Mortgage backed securities may often not, therefore, be backed by the full faith and credit of the United States.

Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

•	Are investing for long term goals
•	Want a professionally managed portfolio
•	Are looking for exposure to a variety of asset classes, including investments in foreign markets
•	Are willing to accept higher risk in exchange for potentially higher long term returns
•	Are not looking for a significant amount of current income

4	MERCURY BALANCED CAPITAL STRATEGY PORTFOLIO

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns of the Portfolio’s shares for the periods shown with those of the Standard & Poor’s (“S&P”) 500 Index and the Lehman Brothers Aggregate Bond Index, each a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 13.91% (quarter ended December 31, 1999) and the lowest return for a quarter was -12.77% (quarter ended September 30, 2002). The year-to-date return as of March 31, 2005 was -0.67%.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years	Ten Years

Mercury: Balanced Capital Strategy Portfolio	8.64%	0.35%	8.06%

S&P 500 Index*	10.88%	-2.30%	12.07%

Lehman Brothers Aggregate Bond Index**	4.34%	7.71%	7.72%

*	The S&P 500® Index is a widely recognized, unmanaged index of common stock prices. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
**	The Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and Government agency issues at least one year to maturity. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

MERCURY BALANCED CAPITAL STRATEGY PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees	0.34%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.06%

Total Annual Portfolio Operating Expenses	0.40%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$41	$128	$224	$505

6	MERCURY BALANCED CAPITAL STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Balanced Capital Strategy Portfolio

	For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:	2004	2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$13.13	$11.07	$13.14	$14.44	$18.19

Investment income — net†	.27	.27	.35	.35	.43

Realized and unrealized gain (loss) — net	.86	2.09	(2.05)	(1.33)	(1.31)

Total from investment operations	1.13	2.36	(1.70)	(.98)	(.88)

Less dividends and distributions: Investment income — net	(.31)	(.30)	(.37)	(.32)	(.43)
In excess of investment income — net	—	—	—	—	(.16)
Realized gain — net	—	—	—	—	(2.04)
In excess of realized gain — net	—	—	—	—	(.24)

Total dividends and distributions	(.31)	(.30)	(.37)	(.32)	(2.87)

Net asset value, end of year	$13.95	$13.13	$11.07	$13.14	$14.44

Total Investment Return:*

Based on net asset value per share	8.64%	21.29%	(12.89%)	(6.76%)	(4.92%)

Ratios to Average Net Assets:

Expenses	.40%	.40%	.40%	.40%	.38%

Investment income — net	2.00%	2.24%	2.81%	2.57%	2.39%

Supplemental Data:

Net assets, end of year (in thousands)	$913,930	$962,519	$880,758	$1,146,795	$1,246,623

Portfolio turnover	86.01%	104.78%	35.46%	154.91%	103.15%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

MERCURY BALANCED CAPITAL STRATEGY PORTFOLIO	7

Details About the Portfolio [ICON]

ABOUT THE PORTFOLIO MANAGERS

Kurt Schansinger is the portfolio manager of the equity portion of the Portfolio’s portfolio. The MLIM Core Bond team manages the fixed income portion of the Portfolio. The senior investment professionals on the team include Patrick Maldari, James Pagano, John Burger and Frank Viola.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Mercury Advisors.

HOW THE PORTFOLIO INVESTS

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

The Portfolio invests in U.S. and foreign equity securities and fixed income securities (including debt securities and money market securities). The Portfolio usually invests more in equity securities than in fixed income securities. The equity securities in which the Portfolio invests consist of:

•	Common stock
•	Preferred stock
•	Securities convertible into common stock
•	Derivative securities, the value of which is based on a common stock or group of common stocks

Portfolio management will select the percentages of the total portfolio invested in equity securities and fixed-income securities based on its perception of the relative valuation of each asset class compared with that asset class’ historical valuation levels. The Portfolio presently has a policy (which may be changed by the Board of Directors) of investing at least 25% of its assets in fixed-income senior securities, such as debt securities. The Portfolio intends at all times to invest no less than 25% of its assets in equity securities. When Portfolio management believes equity securities generally are reasonably valued or undervalued, Portfolio management will focus on equity investments. When Portfolio management believes equity securities generally are valued at high levels, however, Portfolio management may increase the percentage of the Portfolio’s portfolio invested in fixed-income securities. Portfolio management may increase the Portfolio’s investments in fixed-income securities whenever it believes that it is appropriate to do so in order to seek to reduce the level of risk in the Portfolio’s portfolio or that investments in fixed income securities could potentially provide higher total returns than equity investments.

The equity securities in which the Portfolio invests will primarily be common stocks of mid to large cap companies, although the Portfolio may invest in the securities of smaller or emerging growth companies. For purposes of this investment strategy, Portfolio management currently defines mid cap companies to be companies whose market capitalization at the time of purchase is between $5 billion and $10 billion and large cap companies to be companies whose market capitalization at the time of purchase is $10 billion or more. These definitions may change as market conditions change.

Portfolio management chooses equity securities using a fundamental, value oriented investment style. This means that the Portfolio seeks to invest in companies that Portfolio management believes to be undervalued relative to

8	MERCURY BALANCED CAPITAL STRATEGY PORTFOLIO

the market. A company’s stock is undervalued when the stock’s current price is less than what the Portfolio believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Portfolio management may also determine a company is undervalued if its stock price is down because of temporary factors from which Portfolio management believes the company will recover. The Portfolio will seek to invest in the stock of mid to large cap “quality” companies with strong financial resources, reasonable rates of return on capital and experienced management whenever Portfolio management believes such stocks are undervalued.

The fixed income securities in which the Portfolio invests consist of:

•	U.S. Government securities
•	Corporate debt securities issued by U.S. and foreign companies
•	Asset-backed securities
•	Mortgage-backed securities
•	Preferred stock issued by U.S. and foreign companies
•	Corporate debt securities and preferred stock convertible into common stock
•	Foreign sovereign debt instruments
•	Money market securities

The Portfolio may invest in fixed-income securities of any duration or maturity. The Portfolio will invest primarily in fixed-income securities that are rated investment grade.

The Portfolio may invest in various types of mortgage-backed securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other debt securities.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers. (The Portfolio’s investments in American Depositary Receipts are not subject to this limitation.) The Portfolio may invest in issuers from any country. Portfolio management, however, anticipates that a substantial portion of the Portfolio’s foreign equity and debt investments will primarily

MERCURY BALANCED CAPITAL STRATEGY PORTFOLIO	9

[ICON] Details About the Portfolio

be in issuers in Canada, the developed markets of Europe, Australia and New Zealand, and certain Caribbean countries, although the Portfolio may also invest in issuers located elsewhere, including high credit-quality sovereign and corporate issuers in emerging markets.

The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

In addition to the main strategies outlined above, the Portfolio may also use certain other strategies.

Although Portfolio management anticipates that the Portfolio will invest primarily in debt securities that are rated investment grade, the Portfolio may invest up to 10% of its net assets in fixed income securities rated below investment grade by the NRSROs or unrated securities which, in the opinion of Portfolio management, are of comparable credit quality.

The Portfolio may invest in securities denominated in currencies other than the U.S. dollar. The Portfolio’s return on investments denominated in foreign currencies will be affected by changes in currency exchange rates. The Portfolio may engage in currency transactions.

The Portfolio may use derivatives, including but not limited to interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Standard & Poor’s 500 Index (“S&P 500“) or Lehman Brothers Aggregate Bond Index. The Portfolio may also invest in credit linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. The Portfolio may also invest in repurchase agreements, illiquid and restricted securities, when-issued and delayed-delivery securities, and forward commitments.

10	MERCURY BALANCED CAPITAL STRATEGY PORTFOLIO

Short Sale — a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market price of that security.

The Portfolio may engage in short sales with respect to the fixed income portion of its portfolio. The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Portfolio may also make short sales “against the box” without limitation. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

As a temporary defensive measure, the Portfolio may invest without limitation in cash or money market securities. Normally a portion of the Portfolio’s assets would be held in these securities in anticipation of investment in equities or to meet redemptions. Investments in money market securities can be sold easily and have limited risk of loss. These investments may affect the Portfolio’s ability to achieve its investment objective.

INVESTMENT RISKS

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

MERCURY BALANCED CAPITAL STRATEGY PORTFOLIO	11

[ICON] Details About the Portfolio

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

The equity portion of the Portfolio’s portfolio is managed by Kurt Schansinger, who is primarily responsible for the day-to-day management of the Portfolio and the selection of its equity investments. Mr. Schansinger has been a Managing Director of the Investment Adviser since 1997. He has been a portfolio manager with the Investment Adviser since 1996 and the Portfolio’s portfolio manager since 1996.

The fixed-income portion of the Portfolio’s portfolio is managed by a team of investment professionals comprised of Patrick Maldari, James Pagano, John Burger and Frank Viola. This management team is jointly and primarily responsible for the day-to-day management of the Portfolio’s fixed-income portfolio and the selection of its fixed-income investments. Patrick Maldari has been a Managing Director of the Investment Adviser since 2000, and has been a portfolio manager with the Investment Adviser since 1987. He has been a member of the Portfolio’s management team since 2000. James J. Pagano has been a Director of the Investment Adviser since 2004 and was a Vice President of the Investment Adviser from 1997 to 2004. Mr. Pagano has been a portfolio manager with the Investment Adviser since 2003. He has been a member of the Portfolio’s management team since 2002. John Burger has been a Managing Director of the Investment Adviser since 2002 and was Director at the Investment Adviser from 1996 to 2004 and a portfolio manager therewith since 1992. He has been a member of the Portfolio’s management team since 2003. Frank Viola has been a Managing Director and head of the Structured Products Investment Team at the Investment Adviser since 2003 and has been a portfolio manager with the Investment Adviser since 1997. He has been a member of the Portfolio’s management team since 2003.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Portfolio shares, please see the Statement of Additional Information.

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

12	MERCURY BALANCED CAPITAL STRATEGY PORTFOLIO

Mercury Core Bond Strategy Portfolio

		PAGE
[ICON]	KEY FACTS

	Mercury Core Bond Strategy Portfolio at a Glance	3
	Risk/Return Bar Chart	5
	Fees and Expenses	6
	Financial Highlights	7

[ICON]	DETAILS ABOUT THE PORTFOLIO

	How the Portfolio Invests	8
	Investment Risks	10

	OTHER IMPORTANT INFORMATION

[ICON]	YOUR ACCOUNT

	The Insurance Companies	A-3
	Investment Strategies	A-4
	How to Buy and Sell Shares	A-21

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	A-27
	Additional Information	A-29

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERCURY CORE BOND STRATEGY PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Fixed Income Securities — securities, including debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Maturity — the time at which the full principal amount of a debt security is scheduled to be repaid. The maturity of a debt instrument may be short term (two years or under), intermediate term (two to fifteen years) or long term (over fifteen years).

Credit Risk — the risk that the issuer of a bond or other fixed income security will be unable to pay the interest or principal when due.

Duration — a measure of how much the price of a bond would change compared to a change in market interest rates.

Prepayment Risk — the risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, the Portfolio may be required to invest the proceeds in securities with lower yields.

MERCURY CORE BOND STRATEGY PORTFOLIO AT A GLANCE

What are the Portfolio’s investment objectives?

The primary investment objective of the Portfolio is to seek to provide a high level of current income. An additional objective is to seek preservation of shareholders’ capital.

What are the Portfolio’s main investment strategies?

The Portfolio seeks to provide current income by investing in securities that pay interest or dividends. The Portfolio may also seek growth of capital by looking for investments that will increase in value. However, the Portfolio’s investments emphasize current income more than growth of capital.

The Portfolio typically invests at least 90% of its assets and under normal circumstances will invest at least 80% of its assets in fixed income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks and government obligations. Both U.S. and foreign companies and governments may issue these securities. The Portfolio invests primarily in fixed income securities rated investment grade by at least one nationally recognized statistical rating organization (“NRSRO”). The Portfolio will invest most of its net assets in securities issued by U.S. companies, but may also invest in securities issued by foreign companies. The Portfolio may invest in fixed income securities of any maturity or duration.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur in response to interest rate changes or in response to other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of fixed income instruments goes down. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments goes down, you may lose money.

The Portfolio’s investments in fixed income securities will be subject to credit risk. Certain investments the Portfolio makes may also be subject to the risks associated with investments in mortgage-backed securities, including prepayment risk and extension risk. Mortgage backed securities may be issued by the U.S. Government or its agencies or instrumentalities, or by

MERCURY CORE BOND STRATEGY PORTFOLIO	3

[ICON] Key Facts

Extension Risk — the risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

Counterparty Risk — the risk that the counterparty in a transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Contract — the Portfolio offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Portfolio as an investment option. The contract owner does not become a Portfolio shareholder.

government sponsored enterprises, as well as private issuers. Mortgage backed securities may often not, therefore, be backed by the full faith and credit of the United States.

The Portfolio may invest its assets in foreign securities, which may involve additional risks beyond those of U.S. securities, such as changes in foreign currency exchange rates, liquidity risk, and political, social and economic instability.

In addition, because the Portfolio may invest a substantial portion of its assets in derivative instruments, the Portfolio is exposed to the risks associated with such investments. Derivatives may be volatile and involve significant risks, including credit risk, counterparty risk, currency risk, leverage risk and liquidity risk.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

•	Are investing with long term goals in mind
•	Are looking for current income
•	Are willing to accept the risk of greater loss of income and principal in return for the possibility of receiving higher current income

4	MERCURY CORE BOND STRATEGY PORTFOLIO

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Lehman Brothers Aggregate Bond Index, a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 7.25% (quarter ended June 30, 1995) and the lowest return for a quarter was -2.38% (quarter ended March 31, 1996). The year-to-date return as of March 31, 2005 was -0.42%.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years	Ten Years

Mercury: Core Bond Strategy Portfolio	4.48%	7.33%	7.36%

Lehman Brothers Aggregate Bond Index*	4.34%	7.71%	7.72%

*	The Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government agency issues with at least one year to maturity. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

MERCURY CORE BOND STRATEGY PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.34%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.12%

Total Annual Portfolio Operating Expenses	0.46%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$47	$148	$258	$579

6	MERCURY CORE BOND STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Core Bond Strategy Portfolio

	For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:	2004	2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$11.86	$11.89	$11.35	$11.13	$10.83

Investment income — net†	.37	.43	.55	.62	.75

Realized and unrealized gain — net	.16	.14	.54	.23	.24

Total from investment operations	.53	.57	1.09	.85	.99

Less Dividends and Distributions:
Investment income — net	(.52)	(.45)	(.55)	(.63)	(.69)
Realized gain — net	(.02)	(.15)	—	—	—

Total dividends and distributions	(.54)	(.60)	(.55)	(.63)	(.69)

Net asset value, end of year	$11.85	$11.86	$11.89	$11.35	$11.13

Total Investment Return:*

Based on net asset value per share	4.48%	4.95%	9.95%	7.83%	9.57%

Ratios to Average Net Assets:

Expenses	.46%	.46%	.43%	.44%	.41%

Investment income — net	3.12%	3.62%	4.73%	5.42%	6.94%

Supplemental Data:

Net assets, end of year (in thousands)	$135,237	$136,698	$145,500	$130,102	$118,088

Portfolio turnover	220.17%	272.48%	269.83%	283.16%	109.60%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

MERCURY CORE BOND STRATEGY PORTFOLIO	7

Details About the Portfolio [ICON]

Corporate Debt — fixed income debt securities issued by corporations, as distinct from securities issued by a government or its agencies or instrumentalities.

Asset-Backed Securities — fixed income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

HOW THE PORTFOLIO INVESTS

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

The Portfolio invests primarily in a diversified portfolio of investment grade fixed-income securities of any maturity or duration. The Portfolio typically invests at least 90% of its net assets in fixed income securities. The Portfolio invests primarily in investment grade fixed income securities. The fixed income securities in which the Portfolio invests consist of:

•	U.S. government debt securities
•	Corporate debt issued by U.S. and foreign companies
•	Asset-backed securities
•	Mortgage-backed securities
•	Preferred securities issued by U.S. and foreign companies
•	Corporate debt securities and preferred securities convertible into common stock
•	Foreign sovereign debt instruments
•	Money market securities

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed income securities. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders. The Portfolio invests primarily in fixed-income securities that are rated in the four highest rating categories by at least one of the recognized rating agencies (including Baa or better by Moody’s Investors Service, Inc., or BBB or better by Standard & Poor’s or Fitch Ratings). Securities rated in any of the four highest rating categories are known as “investment grade” securities.

The Portfolio may invest up to 25% of its net assets in fixed income securities of issuers outside the United States. The Portfolio’s management anticipates that the Portfolio’s investment in foreign securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the Portfolio may also invest in issuers elsewhere, including high credit quality sovereign and corporate issuers in emerging markets.

8	MERCURY CORE BOND STRATEGY PORTFOLIO

Mortgage-Backed Securities — securities backed by pools of mortgages, which in many cases are guaranteed against default by government agencies.

Convertible Securities — fixed income securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.

Short Sale — a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market price of that security.

ABOUT THE PORTFOLIO MANAGERS

The Portfolio is managed by a team of investment professionals. The members of the team are Patrick Maldari, James Pagano, John Burger and Frank Viola.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Mercury Advisors.

The Portfolio may invest a portion of its assets in various types of mortgage-backed securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed-income securities.

Fixed-income securities frequently have redemption features that permit an issuer to repurchase the security from the Portfolio at certain times prior to maturity at a specified price, which is generally the amount due at maturity. In many cases, when interest rates go down, issuers redeem fixed-income securities that allow for redemption. When an issuer redeems fixed-income securities, the Portfolio may receive less than the market value of the securities prior to redemption. In addition, the Portfolio may have to invest the proceeds in new fixed-income securities with lower yields and therefore lose expected future income.

The Portfolio may use derivatives, including interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Standard & Poor’s 500 Index or Lehman Brothers Aggregate Bond Index. The Portfolio may also invest in credit linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. The Portfolio may also invest in repurchase agreements, when-issued and delayed-delivery securities, and forward commitments.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio may engage in short sales with respect to the fixed income portion of its portfolio. The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Portfolio may also make short sales

MERCURY CORE BOND STRATEGY PORTFOLIO	9

[ICON] Details About the Portfolio

“against the box” without limitation. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Portfolio may invest up to 10% of its net assets in fixed income securities rated below investment grade by the NRSROs or in unrated securities which, in the opinion of Portfolio management, are of comparable credit quality (“junk bonds”).

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

The Portfolio may also invest in repurchase agreements, reverse repurchase agreements, when-issued and delayed-delivery securities, and forward commitments, and may enter into standby commitment agreements. The Portfolio may also invest in illiquid and restricted securities.

Under unusual market or economic conditions, the Portfolio may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, money market Portfolios, cash or other high quality fixed-income securities that are consistent with the Portfolio’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of the Portfolio’s shares or for the Portfolio to achieve its investment objectives.

While the Portfolio does not intend to invest in common stocks or other equity securities, other than preferred stocks, it may acquire such securities in unit offerings with fixed income securities or in connection with a conversion or exchange of fixed income securities.

INVESTMENT RISKS

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

10	MERCURY CORE BOND STRATEGY PORTFOLIO

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

The Portfolio is managed by a team of investment professionals comprised of Patrick Maldari, James Pagano, John Burger and Frank Viola. This management team is jointly and primarily responsible for the day-to-day management of the Portfolio’s portfolio and the selection of its investments. Patrick Maldari has been a Managing Director of the Investment Adviser since 2000, and has been a portfolio manager with the Investment Adviser since 1987. He has been a member of the Portfolio’s management team since 2000. James J. Pagano has been a Director of the Investment Adviser since 2004 and was a Vice President of the Investment Adviser from 1997 to 2004. Mr. Pagano has been a portfolio manager with the Investment Adviser since 2003. He has been a member of the Portfolio’s management team since 2002. John Burger has been a Managing Director of the Investment Adviser since 2002 and was Director at the Investment Adviser from 1996 to 2004 and a portfolio manager therewith since 1992. He has been a member of the Portfolio’s management team since 2003. Frank Viola has been a Managing Director and head of the Structured Products Investment Team at the Investment Adviser since 2003 and has been a portfolio manager with the Investment Adviser since 1997. He has been a member of the Portfolio’s management team since 2003.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Portfolio shares, please see the Statement of Additional Information.

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

MERCURY CORE BOND STRATEGY PORTFOLIO	11

Mercury Fundamental Growth Strategy Portfolio

		PAGE
[ICON]	KEY FACTS

	Mercury Fundamental Growth Strategy Portfolio at a Glance	3
	Risk/Return Bar Chart	5
	Fees and Expenses	6
	Financial Highlights	7

[ICON]	DETAILS ABOUT THE PORTFOLIO

	How the Portfolio Invests	8
	Investment Risks	10

	OTHER IMPORTANT INFORMATION

[ICON]	YOUR ACCOUNT

	The Insurance Companies	A-3
	Investment Strategies	A-4
	How to Buy and Sell Shares	A-21

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	A-27
	Additional Information	A-29

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERCURY FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

Market Capitalization — the number of shares of a company’s stock, multiplied by the price per share of that stock. Market capitalization is a measure of a company’s size.

MERCURY FUNDAMENTAL GROWTH STRATEGY PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek long term growth of capital.

What are the Portfolio’s main investment strategies?

The Portfolio tries to choose investments that will increase in value.

The Portfolio invests primarily in equity securities of U.S. companies. The Portfolio may invest in companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth. The Portfolio emphasizes investments in companies with medium to large market capitalization (currently, approximately $2 billion or more).

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur because a particular stock market in which the Portfolio invests is rising or falling. In addition, there are specific factors that may affect the value of a particular investment. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments goes down, you may lose money.

Also, the Portfolio follows an investing style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the growth investing style used is out of favor, the Portfolio may underperform other equity funds that use different investing styles.

The Portfolio may at times invest a substantial portion of its assets in the securities of mid cap companies, which may be less liquid and more volatile than the securities of larger capitalization companies.

MERCURY FUNDAMENTAL GROWTH STRATEGY PORTFOLIO	3

[ICON] Key Facts

Contract — the Portfolio offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Portfolio as an investment option. The contract owner does not become a Portfolio shareholder.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

•	Are investing with long term goals
•	Want a professionally managed and diversified portfolio of U.S. equity securities
•	Are willing to accept higher risk in exchange for potentially higher long term returns
•	Are not looking for a significant amount of current income

4	MERCURY FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Standard & Poor’s (S&P) 500 Index, a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 28.55% (quarter ended December 31, 1998) and the lowest return for a quarter was -16.63% (quarter ended June 30, 2002). The year-to-date return as of March 31, 2005 was -2.36%.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years		Ten Years

Mercury: Fundamental Growth Strategy Portfolio	7.51%	-5.5	2%	12.08%

S&P 500 Index*	10.88%	-2.3	0%	12.07%

*	The S&P 500® is a widely recognized, unmanaged index of common stock prices. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

MERCURY FUNDAMENTAL GROWTH STRATEGY PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, and other financial intermediaries, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.34%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.06%

Total Annual Portfolio Operating Expenses	0.40%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$41	$128	$224	$505

6	MERCURY FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Fundamental Growth Strategy Portfolio

	For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:	2004	2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$19.92	$15.53	$21.82	$27.03	$38.03

Investment income — net	.21 †	.08 †	.07 †	.12 †	.19

Realized and unrealized gain (loss) — net	1.29	4.39	(6.28)	(5.20)	(2.49)

Total from investment operations	1.50	4.47	(6.21)	(5.08)	(2.30)

Less Dividends and Distributions:
Investment income — net	(.23)	(.08)	(.08)	(.13)	(.19)
Realized gain — net	—	—	—	—	(8.46)
In excess of realized gain — net	—	—	—	—	(.05)

Total dividends and distributions	(.23)	(.08)	(.08)	(.13)	(8.70)

Net asset value, end of year	$21.19	$19.92	$15.53	$21.82	$27.03

Total Investment Return:*

Based on net asset value per share	7.51%	28.78%	(28.47%)	(18.81%)	(6.38%)

Ratios to Average Net Assets:

Expenses	.40%	.41%	.41%	.40%	.38%

Investment income — net	1.06%	.45%	.38%	.52%	.48%

Supplemental Data:

Net assets, end of year (in thousands)	$290,021	$308,245	$263,056	$417,358	$582,265

Portfolio turnover	70.73%	103.59%	98.84%	116.05%	105.19%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

MERCURY FUNDAMENTAL GROWTH STRATEGY PORTFOLIO	7

Details About the Portfolio [ICON]

Preferred Stock — a type of equity that typically pays dividends at a fixed rate and gives holders priority over common stock holders with respect to dividend payments and liquidation rights.

HOW THE PORTFOLIO INVESTS

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

The Portfolio tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock.

The Portfolio will generally invest at least 65% of its total assets in the following equity securities:

•	Common stock
•	Convertible preferred stock
•	Securities convertible into common stock
•	Rights to subscribe to common stock

Of these securities the Portfolio will generally invest in common stock.

In selecting securities, Portfolio management emphasizes common stock of companies that have above-average rates of earnings growth. Portfolio management believes that the common stock of companies with above-average rates of earnings growth frequently have the potential for above-average increases in price. On the other hand, such companies tend to have higher stock market valuations. As a result, their shares may be more vulnerable to price declines from unexpected adverse developments. The common stock of these companies also tends to have higher prices relative to stock of companies that do not have above-average rates of earnings growth.

Some, but not all, of the factors that may cause a company to have an above-average rate of earnings growth include:

•	Above-average growth rate in sales
•	Improvement in its profit margin
•	Providing proprietary or niche products or services
•	Strong industry growth
•	A lead in market share

The Portfolio may invest in companies of any size but emphasizes common stock of companies that have a medium to large stock market capitalization (currently, approximately $2 billion or more).

The Portfolio may sell a security if, for example, the price of the security has increased to a level targeted by the Portfolio, if the Investment Adviser determines that the issuer of the security no longer meets the criteria

8	MERCURY FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

ABOUT THE PORTFOLIO MANAGERS

Lawrence R. Fuller is the Portfolio’s senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio’s portfolio. Thomas E. Burke is the Portfolio’s associate portfolio manager.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Mercury Advisors.

established by the Investment Adviser for the purchase of a security or if the Investment Adviser believes that there is a more attractive investment opportunity for the Funds invested.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio may also invest up to 10% of its total assets in the securities of foreign companies. Securities of foreign companies may be in the form of American Depository Receipts (“ADRs”) or European Depositary Receipts. The Portfolio’s restriction limiting investments in foreign securities to 10% of total assets does not include ADRs.

The Portfolio may use derivatives to hedge its investment portfolio against market and currency risks. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500 Index. The derivatives that the Portfolio may use include futures, forwards, options, indexed securities and inverse securities. The Portfolio may also invest in when-issued and delayed delivery investments and forward commitments, illiquid and restricted securities and repurchase agreements.

The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. These securities can be sold easily and have limited risk of loss but earn only limited returns. The Portfolio may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stock and bonds, or government and money market securities when Portfolio management is unable to find enough attractive equity investments and to reduce exposure to equities when Portfolio management believes it is advisable to do so, on a temporary basis. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Portfolio to achieve its objective of long-term growth of capital.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

MERCURY FUNDAMENTAL GROWTH STRATEGY PORTFOLIO	9

[ICON] Details About the Portfolio

INVESTMENT RISKS

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Lawrence R. Fuller is a Vice President and the Senior Portfolio Manager of the Portfolio and is primarily responsible for setting the Portfolio’s investment strategy and the day-to-day management of the Portfolio’s portfolio. He has been a portfolio manager of the Portfolio since 2002. Mr. Fuller has been a Managing Director of the Investment Adviser since 2000 and was First Vice President thereof from 1997 to 2000. Thomas E. Burke is the Portfolio’s associate portfolio manager and assists Mr. Fuller in the day-to-day management of the Portfolio’s portfolio and the selection of investments. He has been associate portfolio manager of the Portfolio since 2002. Mr. Burke has been a Director of the Investment Adviser since 1998.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Portfolio shares, please see the Statement of Additional Information.

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

10	MERCURY FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

Mercury Global Allocation Strategy Portfolio

		PAGE
[ICON]	KEY FACTS

	Mercury Global Allocation Strategy Portfolio at a Glance	3
	Risk/Return Bar Chart	5
	Fees and Expenses	6
	Financial Highlights	7

[ICON]	DETAILS ABOUT THE PORTFOLIO

	How the Portfolio Invests	8
	Investment Risks	11

	OTHER IMPORTANT INFORMATION

[ICON]	YOUR ACCOUNT

	The Insurance Companies	A-3
	Investment Strategies	A-4
	How to Buy and Sell Shares	A-21

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	A-27
	Additional Information	A-29

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERCURY GLOBAL ALLOCATION STRATEGY PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Total investment return — the combination of capital appreciation and investment income.

Equity securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

MERCURY GLOBAL ALLOCATION STRATEGY PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek high total investment return.

What are the Portfolio’s main investment strategies?

The Portfolio tries to choose some investments that will increase in value and others that pay dividends or interest.

The Portfolio invests in a portfolio of equity, debt and money market securities. Generally, the Portfolio will invest in both equity securities and debt securities. At any given time, however, the Portfolio may emphasize either debt securities or equity securities. In selecting equity investments, the Portfolio mainly seeks securities that Portfolio management believes are undervalued. The Portfolio may buy debt securities of varying maturities. The Portfolio may invest up to 35% of its total assets in high yield or “junk” bonds. When choosing investments, Portfolio management considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Portfolio generally seeks diversification across markets, countries, industries and issuers as one of its strategies to reduce volatility.

Generally, the Portfolio will invest primarily in the securities of corporate and governmental issuers located in North and South America, Western Europe, Australia and the Far East. The Portfolio may emphasize foreign securities when Portfolio management expects these investments to outperform U.S. securities. When choosing investment markets, Portfolio management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur because a particular market in which the Portfolio invests is rising or falling, or in response to interest rate changes. In addition, there are specific factors that may affect the value of a particular investment. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. Changes in the value of the Portfolio’s debt investments may also occur in response to interest rate movements, generally, when interest rates go up, the value of debt securities goes down. If the value of the Portfolio’s investments goes down, you may lose money.

MERCURY GLOBAL ALLOCATION STRATEGY PORTFOLIO	3

[ICON] Key Facts

Credit Risk — the risk that the issuer of a bond or other fixed-income security will be unable to pay the interest or principal when due.

Call and Redemption Risk — the risk a bond’s issuer may call a bond held by the Portfolio for redemption before it matures.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the sell.

Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.

Contract — the Portfolio offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Portfolio as an investment option. The contract owner does not become a Portfolio shareholder.

The Portfolio’s investments in debt securities may also be subject to credit risk and call and redemption risk.

The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign investing involves special risks — including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

Derivatives and high yield or “junk” bonds may be volatile and subject to liquidity, leverage and credit risk.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

•	Are looking for capital appreciation for long term goals, but also seek some current income
•	Want a professionally managed portfolio
•	Are willing to accept the risk that your investment may fluctuate over the short term
•	Are looking for exposure to a variety of foreign markets
•	Are willing to accept the risks of foreign investing in order to seek high total investment return

4	MERCURY GLOBAL ALLOCATION STRATEGY PORTFOLIO

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Financial Times Stock Exchange (FTSE) World Index, and certain other broad based indices. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 17.23% (quarter ended June 30, 2003) and the lowest return for a quarter was -13.37% (quarter ended September 30, 2002). The year-to-date return as of March 31, 2005 was 0.36%.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years		Ten Years

Mercury: Global Allocation Strategy Portfolio	14.69%	3.43%		8.24%

FTSE World Index*	16.06%	-1.2	7%	8.55%

S&P 500 Index#	10.88%	-2.3	0%	12.07%

FTSE World Index (Ex. US) Equities#	21.75%	0.15%		6.22%

ML Treasury Index GA05#	2.40%	7.24%		6.97%

Citigroup Non-U.S. Dollar World Govt Bond Index (Ex US)#	12.14%	8.77%		7.33%

*	This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
#	The S&P 500 Index is a widely recognized unmanaged, broad-based index of common stock prices. The FTSE World Index (ex-U.S.) Equities is an unmanaged, capitalization-weighted index comprised of 1,630 companies in 28 countries, excluding the United States. The Merrill Lynch Treasury Index GA05 is an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. The Citigroup Non-U.S. Dollar World Government Bond Index (ex-U.S.) is an unmanaged, market capitalization-weighted index that tracks ten government bond indices, excluding the United States. Performance of the indices does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

MERCURY GLOBAL ALLOCATION STRATEGY PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, and other financial intermediaries, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.34%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.12%

Total Annual Portfolio Operating Expenses	0.46%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$47	$148	$258	$579

6	MERCURY GLOBAL ALLOCATION STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Global Allocation Strategy Portfolio

	For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:	2004	2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$13.85	$10.55	$11.97	$13.33	$17.17

Investment income — net †	.32	.29	.34	.34	.38

Realized and unrealized gain (loss) — net	1.71	3.42	(1.30)	(1.46)	(1.99)

Total from investment operations	2.03	3.71	(.96)	(1.12)	(1.61)

Less Dividends and Distributions:
Investment income — net	(.47)	(.41)	(.46)	(.24)	(.40)
In excess of investment income — net	—	—	—	—	(.01)
Realized gain — net	—	—	—	—	(1.23)
In excess of realized gain — net	—	—	—	—	(.59)

Total dividends and distributions	(.47)	(.41)	(.46)	(.24)	(2.23)

Net asset value, end of year	$15.41	$13.85	$10.55	$11.97	$13.33

Total Investment Return:*

Based on net asset value per share	14.69%	35.24%	(8.01%)	(8.43%)	(9.42%)

Ratios to Average Net Assets:

Expenses, net of waiver, and excluding
reorganization expenses	.46%	.47%	.48%	.45%	.46%

Expenses, net of waiver	.46%	.47%	.48%	.45%	.46%

Expenses	.46%	.47%	.48%	.45%	.46%

Investment income — net	2.18%	2.44%	2.99%	2.75%	2.31%

Supplemental Data:

Net assets, end of year (in thousands)	$238,823	$206,939	$137,877	$166,575	$200,858

Portfolio turnover	43.60%	47.25%	53.57%	110.57%	121.89%

*	Total investment returns exclude insurance-related fees and expenses. If applicable, the Portfolio’s Investment Adviser waived a portion of its management fee. Without such waiver, the Portfolio’s performance would have been lower.
†	Based on average shares outstanding.

MERCURY GLOBAL ALLOCATION STRATEGY PORTFOLIO	7

Details About the Portfolio [ICON]

ABOUT THE PORTFOLIO MANAGEMENT TEAM

The Portfolio is managed by members of a team of investment professionals who participate in the team’s research process and stock selection. Dennis W. Stattman is primarily responsible for the day-to-day management of the Portfolio.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Mercury Advisors.

HOW THE PORTFOLIO INVESTS

The Portfolio’s investment objective is to provide high total investment return.

Outlined below are the main strategies the Portfolio uses in seeking to achieve its investment objective:

The Portfolio seeks to achieve its objective through a fully managed investment policy utilizing U.S. and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. In other words, the Portfolio seeks to achieve a combination of capital growth and income. The Portfolio tries to do this by investing in both equity and debt securities of issuers located around the world.

There is no limit on the percentage of assets the Portfolio can invest in a particular type of security. Generally, the Portfolio seeks diversification across markets, countries, industries and issuers as one of its strategies to reduce volatility. The Portfolio has no geographic limits on where its investments may be located. This flexibility allows Portfolio management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Portfolio’s objective.

Portfolio management uses the Portfolio’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Portfolio can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Western Europe, Australia and the Far East. In making investment decisions, Portfolio management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Portfolio management will consider such factors as the rate of economic growth, natural resources, capital reinvestment and the social and political environment when selecting the markets. In deciding between equity and debt investments, Portfolio management looks at a number of factors, including the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities.

8	MERCURY GLOBAL ALLOCATION STRATEGY PORTFOLIO

Portfolio management may also, from time to time, identify certain real assets, such as real estate or precious metals, that Portfolio management believes will increase in value because of economic trends and cycles or political or other events. The Portfolio may invest a portion of its assets in securities related to those real assets, such as stock or convertible bonds issued by real estate investment trusts.

Equity Securities — The Portfolio can invest in all types of equity securities, including common stock, preferred stock, warrants and stock purchase rights of companies of any market capitalization. In selecting stocks and other securities that are convertible into stocks, Portfolio management emphasizes stocks that it believes are undervalued. Portfolio management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends. Portfolio management may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

Debt Securities — The Portfolio can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.

The Portfolio may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Portfolio management considers to be of comparable quality. Corporate loans are direct obligations of U.S. or foreign corporations that are purchased by the Portfolio in the secondary market. Distressed securities are securities that are in default on payments of interest or principal at the time the Portfolio buys the securities or are issued by a bankrupt entity. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities. Portfolio management will invest in these securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

MERCURY GLOBAL ALLOCATION STRATEGY PORTFOLIO	9

[ICON] Details About the Portfolio

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

Short-Term Securities or Instruments — The Portfolio can invest in high quality short-term U.S. dollar or non-U.S. dollar denominated fixed income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions. Portfolio management may increase the Portfolio’s investment in these instruments in times of market volatility or when it believes that it is prudent or timely to be invested in lower yielding but less risky securities. Large investments in such securities or instruments may prevent the Portfolio from achieving its investment objective.

Derivatives — The Portfolio may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to increase the return of the Portfolio and to hedge, or protect, the value of its assets against adverse movements in currency exchange rates and interest rates and movements in the securities markets. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas) or an index such as the Standard & Poor’s 500 Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Portfolio’s assets. While these instruments involve certain risks, the Portfolio will not engage in certain strategies that are considered highly risky and speculative.

The Portfolio may also invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Portfolio may invest in a security that increases in value with the price of a particular securities index. In some cases, the return of the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Although these types of securities can make it easier for the Portfolio to access certain markets or hedge risks of other assets held by the Portfolio, these securities are subject to the risks related to the underlying index or other assets.

The Portfolio may also lend its portfolio securities, may hold non-U.S. dollar cash investments, and invest uninvested cash in affiliated money market funds.

The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

10	MERCURY GLOBAL ALLOCATION STRATEGY PORTFOLIO

INVESTMENT RISKS

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

The Portfolio is managed by members of a team of investment professionals who participate in the team’s research process and stock selection. Dennis W. Stattman is the Portfolio’s senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. Mr. Stattman has been the Portfolio’s senior portfolio manager since 2002. He was senior co-portfolio manager of the Portfolio from 2000 to 2002 and an associate portfolio manager of the Portfolio from 1989 to 2000. Mr. Stattman has been a Managing Director of the Investment Adviser since 1998.

For more information about the portfolio manager’s compensation, other accounts he manages and his ownership of Portfolio shares, please see the Statement of Additional Information.

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

MERCURY GLOBAL ALLOCATION STRATEGY PORTFOLIO	11

Mercury High Yield Portfolio

		PAGE
[ICON]	KEY FACTS

	Mercury High Yield Portfolio at a Glance	3
	Risk/Return Bar Chart	5
	Fees and Expenses	6
	Financial Highlights	7

[ICON]	DETAILS ABOUT THE PORTFOLIO

	How the Portfolio Invests	8
	Investment Risks	11

	OTHER IMPORTANT INFORMATION

[ICON]	YOUR ACCOUNT

	The Insurance Companies	A-3
	Investment Strategies	A-4
	How to Buy and Sell Shares	A-21

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	A-27
	Additional Information	A-29

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERCURY HIGH YIELD PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Fixed Income Securities — securities, including debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Maturity — the time at which the full principal amount of a debt security is scheduled to be repaid. The maturity of a high yield debt instrument may be short term (two years or under), intermediate term (two to five years) or long term (over five years).

Duration — a measure of how much the price of a bond would change compared to a change in market interest rates.

MERCURY HIGH YIELD PORTFOLIO AT A GLANCE

What are the Portfolio’s investment objectives?

The primary investment objective of the Portfolio is to seek a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective.

What are the Portfolio’s main investment strategies?

The Portfolio’s main goal is current income — it looks for securities that pay interest or dividends. The Portfolio may also seek growth of capital by looking for investments that will increase in value. However, the Portfolio’s investments emphasize current income more than growth of capital.

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed income securities with lower credit quality, which means credit quality equivalent to or below the fourth highest rating level of recognized rating agencies. Securities with credit quality below the fourth highest rating category are known as “junk bonds.” The Portfolio may invest in junk bonds of any maturity or duration. The Portfolio may invest up to 30% of its total assets in fixed income securities of foreign issuers.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur in response to interest rate changes or in response to other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of fixed income instruments goes down. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. The Portfolio should be considered high risk because it invests in junk bonds. Investing in junk bonds is riskier than investing in higher quality fixed income securities — price fluctuations may be larger and more frequent, and there is greater risk of losing both income and principal. If the value of the Portfolio’s investments goes down, you may lose money.

Foreign investing involves special risks, including the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

MERCURY HIGH YIELD PORTFOLIO	3

[ICON] Key Facts

Contract — the Portfolio offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Portfolio as an investment option. The contract owner does not become a Portfolio shareholder.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

•	Are investing for long term goals
•	Are looking for high current income
•	Are willing to accept the risk of greater loss of income and principal in return for the possibility of receiving higher current income
•	Are willing to accept the risks of foreign investing

4	MERCURY HIGH YIELD PORTFOLIO

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Credit Suisse First Boston (“CSFB”) High Yield Index, a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 7.17% (quarter ended June 30, 2003) and the lowest return for a quarter was -10.15% (quarter ended September 30, 1998). The year-to-date return as of March 31, 2005 was -1.87%.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years	Ten Years

Mercury: High Yield Portfolio	12.11%	5.37%	6.62%

CSFB High Yield Index*	11.95%	8.17%	8.62%

*	This unmanaged market-weighted index of high-yield debt securities is comprised of 1,637 securities rated BBB or lower. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

MERCURY HIGH YIELD PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, and other financial intermediaries, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.34%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.14%

Total Annual Portfolio Operating Expenses	0.48%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$49	$154	$269	$604

6	MERCURY HIGH YIELD PORTFOLIO

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	High Yield Portfolio

	For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:	2004	2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$5.88	$5.12	$5.85	$6.40	$7.45

Investment income — net†	.45	.43	.50	.68	.74

Realized and unrealized gain (loss) — net	.22	.76	(.71)	(.56)	(1.10)

Total from investment operations	.67	1.19	(.21)	.12	(.36)

Less dividends from investment income — net	(.46)	(.43)	(.52)	(.67)	(.69)

Net asset value, end of year	$6.09	$5.88	$5.12	$5.85	$6.40

Total Investment Return:*

Based on net asset value per share	12.11%	24.40%††	(3.47%)	1.70%	(5.14%)

Ratios to Average Net Assets:

Expenses, net of waiver	.48%	.44%	.47%	.46%	.42%

Expenses	.48%	.44%	.47%	.46%	.42%

Investment income — net	7.57%	7.68%	9.33%	10.71%	10.44%

Supplemental Data:

Net assets, end of year (in thousands)	$84,603	$105,206	$86,188	$76,806	$89,488

Portfolio turnover	71.96%	148.84%	90.83%	77.79%	57.39%

*	Total investment returns exclude insurance-related fees and expenses. If applicable, the Portfolio’s Investment Adviser waived a portion of its management fee. Without such waiver, the Portfolio’s performance would have been lower.
†	Based on average shares outstanding.
††	Merrill Lynch Life Insurance Company (an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc.) fully reimbursed the Portfolio for a loss on a security transaction related to a revised capital share transaction, which had no impact on total return.

MERCURY HIGH YIELD PORTFOLIO	7

Details About the Portfolio [ICON]

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Volatility — the frequency and amount of changes in a security’s market value.

Zero coupon securities — bonds that are sold at a substantial discount to their value at maturity and do not pay current interest.

HOW THE PORTFOLIO INVESTS

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

The Portfolio seeks investments that will result in a high level of income and that may result, in addition to a high level of income, in capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed income securities, including convertible debt securities and preferred stocks, that are rated Baa or lower by Moody’s Investor’s Service, Inc. (“Moody’s”), rated BBB or lower by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or unrated securities of equivalent credit quality. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders. Securities with credit quality below the fourth highest rating category are known as “junk bonds.” Most of the Portfolio’s investments will be corporate or foreign government debt securities, but the Portfolio may also buy preferred stocks.

The Portfolio may invest all of its assets in junk bonds. Although junk bonds generally have higher yields than fixed income securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are less liquid and experience more price volatility than higher rated fixed income securities.

The Portfolio may also buy securities that are:

•	Rated higher quality, but only when Portfolio management believes the Portfolio can gain a substantial reduction in its risk of losing income and principal, with only a small decrease in yield
•	Rated Ca or lower by Moody’s or rated CC or lower by S&P or Fitch, but only if Portfolio management believes the security or the issuer is showing a stronger financial position than the low rating usually indicates

The Portfolio may invest in junk bonds of any maturity and may also invest in zero coupon securities.

Junk bonds, like other fixed income securities, frequently have redemption features that permit an issuer to repurchase the security from the Portfolio at certain times prior to maturity at a specified price, which is generally equal or greater than the amount due at maturity. In many cases, when interest rates go down, issuers redeem bonds that allow for redemption. When an issuer redeems junk bonds, the Portfolio may receive less than the market

8	MERCURY HIGH YIELD PORTFOLIO

ABOUT THE PORTFOLIO MANAGER

Robert F. Murray is a Vice President and the portfolio manager of the Portfolio.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Mercury Advisors.

value of the bonds prior to redemption. In addition, the Portfolio may have to invest the proceeds in new bonds with lower yields and therefore lose expected future income.

To analyze a security, Portfolio management may look at both the issuer and at general business conditions. Portfolio management may look at the issuer’s:

•	Historic and current financial conditions
•	Current or anticipated cash flow and borrowing needs. For new companies, or companies with minimal revenues, management may look at whether the company has attracted reputable equity investors or sponsors
•	Management strength
•	Ability to respond to changes in business conditions
•	Credit standing
•	Current and anticipated results of operations
•	Visibility in the market, because securities of companies that are less well known may be less liquid
•	Value of assets in relation to total debt

Portfolio management also may look at general business conditions, including:

•	Expected changes in the general economy and interest rates
•	Economic outlook for specific industries
•	The availability of new investment opportunities

Portfolio management’s analysis of the issuer and business conditions does not guarantee successful results.

The Portfolio may invest up to 30% of its total assets in fixed income securities of foreign issuers. Portfolio management anticipates that the Portfolio’s investments in foreign corporate and government securities will primarily be in issuers in Canada, Australia and the developed countries of Europe, although the Portfolio may also invest in issuers in emerging markets.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

MERCURY HIGH YIELD PORTFOLIO	9

[ICON] Details About the Portfolio

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio may, to a limited extent, engage in transactions in certain derivatives, such as indexed securities, options, futures, options on futures and swaps, including credit default swaps, for hedging purposes or to seek to enhance income. Derivatives may allow the Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be volatile and involve significant risk, including credit, leverage and liquidity risks.

The debt securities in which the Portfolio invests may include credit linked notes, credit linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

The Portfolio may engage in “short sales” of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Portfolio also may make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Portfolio may also invest in when issued and delayed delivery transactions and forward commitments, and illiquid and restricted securities.

While the Portfolio does not intend to invest in common stocks or other equity securities, other than preferred stocks, it may acquire and hold such securities in unit offerings with fixed income securities, in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of a distressed fixed income security, or upon exercise of a right or warrant obtained on account of a fixed income security.

10	MERCURY HIGH YIELD PORTFOLIO

INVESTMENT RISKS

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Robert F. Murray is the Portfolio’s portfolio manager and is primarily responsible for the day-to-day management of the Portfolio’s portfolio and the selection of its investments. Mr. Murray has been a Director (Global Fixed Income) of the Investment Adviser since 2001 and was a Vice President from 1993 to 2001. Mr. Murray has been primarily responsible for the management of the Portfolio’s portfolio since 1998.

For more information about the portfolio manager’s compensation, other accounts he manages and his ownership of portfolio manager’s compensation, other accounts he manages and his ownership of Portfolio shares, please see the Statement of Additional Information.

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

MERCURY HIGH YIELD PORTFOLIO	11

Mercury Intermediate Government Bond Portfolio

		PAGE
[ICON]	KEY FACTS

	Mercury Intermediate Government Bond Portfolio at a Glance	3
	Risk/Return Bar Chart	5
	Fees and Expenses	6
	Financial Highlights	7

[ICON]	DETAILS ABOUT THE PORTFOLIO

	How the Portfolio Invests	8
	Investment Risks	10

	OTHER IMPORTANT INFORMATION

[ICON]	YOUR ACCOUNT

	The Insurance Companies	A-3
	Investment Strategies	A-4
	How to Buy and Sell Shares	A-21

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	A-27
	Additional Information	A-29

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERCURY INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Agencies — entities that are part of or sponsored by the federal government, such as the Government National Mortgage Administration (“Ginnie Mae”), the Tennessee Valley Authority or the Federal Housing Administration.

Government-Sponsored Enterprises — private corporations sponsored by the federal government which have the legal status of government agencies, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Student Loan Marketing Association (“Sallie Mae”) or the Federal National Mortgage Association (“Fannie Mae”). These securities are not backed by the full faith and credit of the United States.

MERCURY INTERMEDIATE GOVERNMENT BOND PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek the highest current income consistent with the protection of capital afforded by investing in intermediate term debt securities issued or guaranteed by the U.S. government or its agencies.

What are the Portfolio’s main investment strategies?

The Portfolio tries to provide current income from an actively managed portfolio of U.S. government and agency securities.

Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises. The Portfolio may invest a substantial portion of its assets in mortgage-backed securities issued by government-sponsored enterprises. The Portfolio may invest in securities of any maturity or duration but under normal circumstances will maintain a dollar-weighted average maturity of three to ten years.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. Although government securities involve minimal credit risk, changes in the value of government securities may occur in response to interest rate movements. Generally, when interest rates go up, the value of most government securities, like other fixed income instruments, goes down. Because the Portfolio invests a substantial portion of its assets in government securities with intermediate term maturities, rising interest rates may cause the value of the Portfolio’s investments to decline significantly. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments goes down, you may lose money.

The Portfolio’s investments in debt securities will be subject to credit risk. Certain investments the Portfolio makes may also be subject to the risks associated with investments in mortgage-backed securities, including prepayment risk and extension risk. Mortgage backed securities may be issued by the U.S. Government or its agencies or instrumentalities, or by government sponsored enterprises, as well as private issuers. Mortgage backed securities may often not, therefore, be backed by the full faith and credit of the United States.

MERCURY INTERMEDIATE GOVERNMENT BOND PORTFOLIO	3

[ICON] Key Facts

Mortgage-Backed Securities — securities backed by pools of mort- gages, which in many cases are guaranteed against default by government agencies such as Ginnie Mae.

Maturity — the time at which the full principal amount of a debt security is scheduled to be repaid. The maturity of a debt instrument may be short term (two years or under), intermediate term (two to fifteen years) or long term (over fifteen years).

Duration — a measure of how much the price of a bond would change compared to a change in market interest rates.

Credit Risk — the that the issuer of a bond or other fixed-income security will be unable to pay the interest or principal when due.

Prepayment Risk — the risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, the Portfolio may be required to invest the proceeds in securities with lower yields.

Extension Risk — the risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

Contract — the Portfolio offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Portfolio as an investment option. The contract owner does not become a Portfolio shareholder.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

•	Are investing for long term goals
•	Are looking for an investment that provides income with minimal credit risk
•	Are willing to accept the risk that the value of the Portfolio’s shares may decline as the result of interest rate movements
•	Want a professionally managed portfolio of bonds and other debt securities

4	MERCURY INTERMEDIATE GOVERNMENT BOND PORTFOLIO

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Citigroup Government/Mortgage Index, a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 7.04% (quarter ended June 30, 1995) and the lowest return for a quarter was -2.24% (quarter ended March 31, 1996). The year-to-date return as of March 31, 2005 was 0.06%.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years	Ten Years

Mercury: Intermediate Government Bond Portfolio	4.15%	6.90%	7.10%

Citigroup Government/Mortgage Index*	4.13%	7.36%	7.51%

*	This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

MERCURY INTERMEDIATE GOVERNMENT BOND PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, and other financial intermediaries, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.34%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.12%

Total Annual Portfolio Operating Expenses	0.46%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$47	$148	$258	$579

6	MERCURY INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Intermediate Government Bond Portfolio

	For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:	2004	2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$11.36	$11.67	$11.12	$10.99	$10.45

Investment income — net†	.34	.39	.51	.60	.68

Realized and unrealized gain (loss) — net	.13	(.13)	.49	.14	.49

Total from investment operations	.47	.26	1.00	.74	1.17

Less Dividends and Distributions:
Investment income — net	(.34)	(.39)	(.45)	(.61)	(.63)
Realized gain — net	(.08)	(.18)	—	—	—

Total dividends and distributions	(.42)	(.57)	(.45)	(.61)	(.63)

Net asset value, end of year	$11.41	$11.36	$ 11.67	$11.12	$10.99

Total Investment Return:*

Based on net asset value per share	4.15%	2.26%	9.81%	6.94%	11.64%

Ratios to Average Net Assets:

Expenses, excluding interest expenses	.43%	.43%	.42%	.42%	.39%

Expenses	.46%	.43%	.42%	.42%	.39%

Investment income — net	2.94%	3.36%	4.49%	5.42%	6.47%

Supplemental Data:

Net assets, end of year (in thousands)	$175,146	$203,495	$239,808	$225,658	$215,669

Portfolio turnover	167.74%	236.86%	219.81%	125.46%	105.38%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

MERCURY INTERMEDIATE GOVERNMENT BOND PORTFOLIO	7

Details About the Portfolio [ICON]

ABOUT THE PORTFOLIO MANAGERS

The Portfolio’s portfolio manager is Theodore Magnani.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Mercury Advisors.

HOW THE PORTFOLIO INVESTS

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or its agencies or enterprises. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders. Certain securities, such as U.S. Treasury obligations, are direct obligations of the U.S. government. Securities that are issued by U.S. government-sponsored enterprises or agencies are not direct obligations of the U.S. government. These securities are, however, backed by the credit of the particular agency or government-sponsored enterprise that issued the securities and are generally considered to have a relatively low risk of default.

The Portfolio may invest in securities of any maturity or duration. Under normal circumstances, however, the Portfolio will maintain a dollar-weighted average maturity of three to ten years.

Although government securities involve minimal risk of default, changes in the value of government securities may occur in response to interest rate movements — generally, when interest rates go up, the value of most government securities, like other fixed income securities, goes down. In most cases, when interest rates go up, the value of fixed income securities with longer term maturities goes down more than the value of fixed income securities with shorter maturities.

Government agency securities, like other fixed income securities, may have redemption features that permit the government agency to repurchase the security from the Portfolio at certain times prior to maturity at a specified price, which is generally equal to or greater than the amount due at maturity. In many cases, when interest rates go down, government agencies redeem fixed income securities that allow for redemption. When a government agency redeems fixed income securities, the Portfolio may receive less than the market value of the securities prior to redemption. In addition, the Portfolio may have to invest the proceeds in fixed income securities with lower yields and therefore lose expected future income.

The Portfolio may invest a substantial portion of its assets in various types of mortgage-backed securities issued or guaranteed by government-sponsored enterprises such as Fannie Mae or Freddie Mac. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed income securities.

8	MERCURY INTERMEDIATE GOVERNMENT BOND PORTFOLIO

The Portfolio has no minimum holding period for investments and will buy or sell securities whenever Portfolio management sees a potentially favorable opportunity to do so.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio may engage in transactions in certain derivatives, such as indexed securities, options, futures, options on futures and swaps, for hedging purposes or to seek to enhance income. Derivatives may allow the Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be volatile and involve significant risk, including credit, leverage and liquidity risks.

The debt securities in which the Portfolio invests may include credit linked notes, credit linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

The Portfolio may engage in “short sales” of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Portfolio also may make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Portfolio may also invest in reverse repurchase agreements, when issued and delayed delivery transactions and forward commitments, and illiquid and restricted securities.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

MERCURY INTERMEDIATE GOVERNMENT BOND PORTFOLIO	9

[ICON] Details About the Portfolio

INVESTMENT RISKS

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

The Portfolio is managed by Theodore J. Magnani, who is primarily responsible for the day-to-day management of the Portfolio’s portfolio and the selection of its investments. Mr. Magnani is a Vice President of the Portfolio. Mr. Magnani has been a Vice President of the Investment Adviser since 1992 and a portfolio manager thereof since 1990. Mr. Magnani has been the Portfolio’s portfolio manager since 2004.

For more information about the portfolio manager’s compensation, other accounts he manages and ownership of Portfolio shares, please see the Statement of Additional Information.

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

10	MERCURY INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Mercury Large Cap Core Strategy Portfolio

		PAGE
[ICON]	KEY FACTS

	Mercury Large Cap Core Strategy Portfolio at a Glance	3
	Risk/Return Bar Chart	5
	Fees and Expenses	6
	Financial Highlights	7

[ICON]	DETAILS ABOUT THE PORTFOLIO

	How the Portfolio Invests	8
	Investment Risks	10

	OTHER IMPORTANT INFORMATION

[ICON]	YOUR ACCOUNT

	The Insurance Companies	A-3
	Investment Strategies	A-4
	How to Buy and Sell Shares	A-21

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	A-27
	Additional Information	A-29

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERCURY LARGE CAP CORE STRATEGY PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

Common Stocks — securities representing shares of ownership of a corporation.

Large Cap Companies — companies that are included in the Russell 1000® Index. This definition of large cap companies may be changed in response to changes in the markets.

Russell 1000® Index — an index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

MERCURY LARGE CAP CORE STRATEGY PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek long term growth of capital and income, and moderate current income.

What are the Portfolio’s main investment strategies?

The Portfolio tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

Under normal circumstances, the Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000® Index. The Portfolio uses an investment approach that blends growth and value.

A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Portfolio’s evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings prospects. A company’s stock is considered to be undervalued when its price is less than what the Investment Adviser believes it is worth.

The Investment Adviser uses quantitative models that employ various factors to look for companies that, in its opinion, are consistent with the investment strategy of the Portfolio.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur because a particular market in which the Portfolio invests is rising or falling. In addition, there are specific factors that may affect the value of a particular investment. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments goes down, you may lose money.

MERCURY LARGE CAP CORE STRATEGY PORTFOLIO	3

[ICON] Key Facts

Contract — the Portfolio offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Portfolio as an investment option. The contract owner does not become a Portfolio shareholder.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

•	Are investing with long term goals
•	Want a professionally managed and diversified portfolio of equity securities, primarily common stocks of large cap companies
•	Are willing to accept the risk that the value of their investment may decline in order to seek long term growth of capital and income
•	Are not looking for a significant amount of current income

4	MERCURY LARGE CAP CORE STRATEGY PORTFOLIO

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Russell 1000® Index, a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 23.69% (quarter ended December 31, 1999) and the lowest return for a quarter was -16.77% (quarter ended September 30, 1998). The year-to-date return as of March 31, 2005 was 1.27%.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years	Ten Years

Mercury: Large Cap Core
Strategy Portfolio	17.15%	0.47%	10.37%

Russell 1000 Index*	11.40%	-1.76%	12.16%

*	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

MERCURY LARGE CAP CORE STRATEGY PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, and other financial intermediaries, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.34%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.07%

Total Annual Portfolio Operating Expenses	0.41%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$42	$132	$230	$518

6	MERCURY LARGE CAP CORE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Large Cap Core Strategy Portfolio

	For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:	2004	2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$18.31	$13.88	$17.25	$19.34	$29.43

Investment income — net†	.19	.08	.13	.17	.36

Realized and unrealized gain (loss) — net	2.95	4.43	(3.36)	(2.10)	(3.17)

Total from investment operations	3.14	4.51	(3.23)	(1.93)	(2.81)

Less Dividends and Distributions:
Investment income — net	(.20)	(.08)	(.14)	(.16)	(.38)
In excess of investment income — net	—	—	—	—	(.11)
Realized gain — net	—	—	—	—	(5.65)
In excess of realized gain — net	—	—	—	—	(1.14)

Total dividends and distributions	(.20)	(.08)	(.14)	(.16)	(7.28)

Net asset value, end of year	$21.25	$18.31	$13.88	$17.25	$19.34

Total Investment Return:*

Based on net asset value per share	17.15%	32.52%	(18.74%)	(9.97%)	(9.87%)

Ratios to Average Net Assets:

Expenses	.41%	.41%	.43%	.42%	.39%

Investment income — net	1.00%	.53%	.80%	.96%	1.26%

Supplemental Data:

Net assets, end of year (in thousands)	$273,549	$256,925	$206,360	$287,294	$356,539

Portfolio turnover	126.98%	127.19%	124.16%	178.95%	103.85%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

MERCURY LARGE CAP CORE STRATEGY PORTFOLIO	7

Details About the Portfolio [ICON]

ABOUT THE PORTFOLIO MANAGER

The Portfolio is managed by an investment team. The team leader, Robert C. Doll, Jr. is the Portfolio’s portfolio manager and is primarily responsible for the day-to-day management of the Portfolio.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Mercury Advisors.

HOW THE PORTFOLIO INVESTS

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

Under normal circumstances, the Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000® Index. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders.

The Investment Adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of the Portfolio.

The Portfolio has a blended investment strategy that emphasizes a mix of both growth and value and will seek to outperform the Russell 1000® Index.

In selecting securities for the Portfolio, the Investment Adviser uses a proprietary quantitative model that employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The Investment Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company’s pricing structure. A company’s stock price relative to its earnings and book value is also examined — if the Investment Adviser believes that a company is overvalued, it will not be considered as an investment for the Portfolio. After the initial screening is done, the Investment Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Investment Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the Portfolio generally will not hold all the stocks in the Russell 1000® Index, and because the Portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Portfolio is not an “index” fund. In seeking to outperform the benchmark, however, the Investment Adviser reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

•	Relative price to earnings and price-to-book ratios
•	Stability and quality of earnings momentum and growth
•	Weighted median market capitalization of the Portfolio
•	Allocation among the economic sectors of the Portfolio as compared to the index
•	Weighted individual stocks within the index

8	MERCURY LARGE CAP CORE STRATEGY PORTFOLIO

The Portfolio has no stated minimum holding period for investments and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio also may invest up to 10% of its total assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets including securities of foreign issuers that are represented by American Depositary Receipts or “ADRs.” Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered “foreign securities” for the purpose of the Portfolio’s investment allocations. The Portfolio anticipates that it would generally limit its foreign securities investments to ADRs of issuers in developed countries.

The Portfolio may invest in investment grade convertible securities, preferred stocks and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which the Portfolio may invest.

As a temporary measure for defensive purposes, the Portfolio may invest without limit in cash, cash equivalents or short term U.S. Government securities. These investments may include high quality, short term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign company), short term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may affect the Portfolio’s ability to meet its investment objective.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

MERCURY LARGE CAP CORE STRATEGY PORTFOLIO	9

[ICON] Details About the Portfolio

INVESTMENT RISKS

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

The Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the Portfolio’s investment strategy and the day-to-day management of its portfolio. He has been the Portfolio’s portfolio manager since 2001. Mr. Doll has been the President of the Investment Adviser since 2001. He was Co-Head (Americas Region) of the Investment Adviser from 1999 to 2000. Prior to joining the Investment Adviser, he was Chief Investment Officer of Oppenheimerfunds, Inc. in 1999 and an Executive Vice President thereof from 1991 to 1999. He has been President and a member of the Board of the funds advised by the Investment Adviser and its affiliates since 2005.

For more information about the portfolio manager’s compensation, other accounts he manages and his ownership of Portfolio shares, please see the Statement of Additional Information.

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

10	MERCURY LARGE CAP CORE STRATEGY PORTFOLIO

Mercury Money Reserve Portfolio

		PAGE
[ICON]	KEY FACTS

	Mercury Money Reserve Portfolio at a Glance	3
	Risk/Return Bar Chart	5
	Fees and Expenses	6
	Financial Highlights	7

[ICON]	DETAILS ABOUT THE PORTFOLIO

	How the Portfolio Invests	8
	Investment Risks	10

	OTHER IMPORTANT INFORMATION

[ICON]	YOUR ACCOUNT

	The Insurance Companies	A-3
	Investment Strategies	A-4
	How to Buy and Sell Shares	A-21

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	A-27
	Additional Information	A-29

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERCURY MONEY RESERVE PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers.

U.S. Government Securities —securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States.

U.S. Government Agency Securities — securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

MERCURY MONEY RESERVE PORTFOLIO AT A GLANCE

What are the Portfolio’s investment objectives?

The investment objective of the Portfolio is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

What are the Portfolio’s main investment strategies?

The Portfolio’s goals are to produce current income while attempting to maintain a share value of $1.00.

The Portfolio invests in money market instruments with a remaining maturity of no more than 25 months in the case of U.S. government and U.S. government agency securities and no more than 13 months in the case of all other securities. Other than U.S. government and government agency securities, the Portfolio invests only in money market instruments of issuers with one of the two highest short term ratings from a nationally recognized credit rating organization or unrated instruments which, in the opinion of the Portfolio’s management, are of similar credit quality.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, certain of the government agency securities the Portfolio may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

The Portfolio’s management will attempt to maintain a share value of $1.00, but there is no guarantee that it will be able to do so. The Portfolio could lose money if

•	The issuer of an instrument held by the Portfolio defaults
•	Short term interest rates move sharply in a manner not anticipated by Portfolio management

The risk of loss is minimized, however, by the high credit quality and short term maturity of the Portfolio’s investments. In order to maintain a share value of $1.00, the Portfolio may reduce the number of shares held by its shareholders.

MERCURY MONEY RESERVE PORTFOLIO	3

[ICON] Key Facts

Contract — the Portfolio offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Portfolio as an investment option. The contract owner does not become a Portfolio shareholder.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

•	Are investing with short term goals
•	Are looking for preservation of capital
•	Are looking for current income and liquidity

4	MERCURY MONEY RESERVE PORTFOLIO

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table shows the average annual total returns for the Portfolio’s shares for the periods shown. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 1.59% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.19% (quarter ended March 31, 2004). The year-to-date return as of March 31, 2005 was 0.50%.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years	Ten Years

Mercury: Money Reserve Portfolio	1.10%	2.78%	4.08%

MERCURY MONEY RESERVE PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, and other financial intermediaries, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.34%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.06%

Total Annual Portfolio Operating Expenses	0.40%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$41	$128	$224	$505

6	MERCURY MONEY RESERVE PORTFOLIO

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Money Reserve Portfolio

	For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:	2004	2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01	.01	.02	.04	.06

Realized and unrealized gain (loss) — net	—††	—†	—†	—†	—†

Total from investment operations	.01	.01	.02	.04	.06

Less Dividends and Distributions:
Investment income — net	(.01)	(.01)	(.02)	(.04)	(.06)
Realized gain — net	—††	—††	—††	—††	—††

Total dividends and distributions	(.01)	(.01)	(.02)	(.04)	(.06)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return:*

Based on net asset value per share	1.10%	.89%	1.68%	4.15%	6.19%

Ratios to Average Net Assets:

Expenses	.40%	.40%	.39%	.38%	.37%

Investment income and realized gain — net	1.07%	.89%	1.67%	4.08%	6.11%

Supplemental Data:

Net assets, end of year (in thousands)	$344,968	$401,738	$465,986	$509,986	$504,076

*	Total investment returns exclude insurance-related fees and expenses.
†	Amount is less than $.01 per share.
†	† Amount is less than $(.01) per share.

MERCURY MONEY RESERVE PORTFOLIO	7

Details About the Portfolio [ICON]

Maturity — the time at which the full principal amount of a fixed income security is scheduled to be repaid.

HOW THE PORTFOLIO INVESTS

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

The Portfolio invests all of its assets in money market securities. These instruments are generally fixed income securities that mature or reset to a new interest rate within 13 months (25 months if the U.S. government or a government agency has issued or guaranteed the debt). Other than U.S. government and government agency securities, the Portfolio only invests in money market instruments of issuers with one of the two highest short term ratings from a nationally recognized credit rating organization or unrated instruments which, in the opinion of the Portfolio’s management, are of similar credit quality.

The money market instruments in which the Portfolio may invest include:

United States Government Securities — Debt securities issued or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States

United States Government Agency Securities — Debt securities issued or guaranteed as to principal and interest by U.S. government agencies, government-sponsored enterprises and government instrumentalities. Agency securities may be supported only by the credit of the issuer, not the full faith and credit of the United States

Bank Money Instruments — Obligations of commercial banks or other depository institutions, such as certificates of deposit, time deposits, bank notes and bankers’ acceptances.

Commercial Paper — Obligations, usually of nine months or less, issued by corporations and other businesses for short term funding

Short-Term Obligations — Corporate debt and asset-backed securities with a period of 397 days or less remaining to maturity

8	MERCURY MONEY RESERVE PORTFOLIO

Government-Sponsored Enterprises — private corporations sponsored by the federal government which have the legal status of government agencies, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Student Loan Marketing Association (“Sallie Mae”) or Federal National Mortgage Association (“Fannie Mae”). The securities issued by these entities are not backed by the full faith and credit of the United States.

Instrumentalities — supranational entities sponsored by the United States and other governments, such as the World Bank or the Inter-American Development Bank.

Asset-Backed Securities — fixed income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Floating Rate Obligations — Obligations of government agencies, corporations, depository institutions or other issuers which periodically reset their interest rate to reflect a current market rate, such as the federal funds rate or a bank’s prime rate, or the level of an interest rate index, such as LIBOR (a well-known short term interest rate index)

Insurance Company Obligations — Short term funding agreements and guaranteed insurance contracts with fixed or floating interest rates

Master Notes — Variable principal amount demand instruments issued by securities firms and other corporate issuers

Other Eligible Investments — Other money market instruments permitted by the Securities and Exchange Commission’s rules governing money market funds

The Portfolio’s management will vary the types of money market instruments in the Portfolio’s portfolio, as well as the Portfolio’s average maturity, in response to its assessment of the relative value of different securities and future short term interest rates.

The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

In addition to the main strategies outlined above, the Portfolio may use certain other investment strategies, including:

Repurchase Agreements — Repurchase agreements are transactions in which the Portfolio purchases a class of securities with the obligation to resell the securities shortly thereafter at a specified price which reflects interest payable to the Portfolio. The Portfolio may engage in repurchase agreements involving any of the above instruments (without regard to the instrument’s maturity).

MERCURY MONEY RESERVE PORTFOLIO	9

[ICON] Details About the Portfolio

Eurodollar — obligations issued by foreign branches or subsidiaries of U.S. banks.

Yankeedollar — obligations issued by U.S. branches or subsidiaries of foreign banks.

ABOUT THE PORTFOLIO MANAGER

Jacqueline Rogers-Ayoub is a Vice President and the portfolio manager of the Portfolio. Ms. Rogers-Ayoub has been primarily responsible for the management of the Portfolio since 1992.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Mercury Advisors.

Reverse Repurchase Agreements — Reverse repurchase agreements are transactions in which the Portfolio sells a security with the obligation to repurchase the security shortly thereafter at a specified price which reflects a payment by the Portfolio. The Portfolio profits from entering into a reverse repurchase agreement by reinvesting the proceeds of the sale at a higher return than it has to pay to repurchase its security.

The Portfolio may invest in obligations of foreign issuers, including Eurodollar and Yankeedollar obligations. The Fund may also invest in when issued and delayed delivery transactions, forward commitments and illiquid and restricted securities, and may borrow for temporary, emergency purposes.

The Portfolio may also lend its portfolio securities.

INVESTMENT RISKS

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

10	MERCURY MONEY RESERVE PORTFOLIO

Other Important Information [ICON]

FAM Series Fund, Inc.

This Other Important Information section constitutes part of the Prospectus for the shares of Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio, Mercury High Yield Portfolio, Mercury Intermediate Government Bond Portfolio, Mercury Large Cap Core Strategy Portfolio and Mercury Money Reserve Portfolio (hereinafter referred to as the “Portfolios” or individually as a “Portfolio”).

PAGE

[ICON]	YOUR ACCOUNT

	The Insurance Companies	A-3
	Investment Strategies	A-4
	How to Buy and Sell Shares	A-21
	How Shares are Priced	A-23
	Dividends and Taxes	A-26

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	A-27
	Additional Information	A-29

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

FAM SERIES FUND, INC.

Your Account [ICON]

THE INSURANCE COMPANIES

Shares of the Portfolios currently are sold only to separate accounts of the Merrill Lynch Life Insurance Companies, as defined below, and Monarch Life Insurance Company’s Variable Account A (currently administered by the Merrill Lynch Life Insurance Companies) (collectively, the “Accounts”) to fund benefits under Variable Life Insurance Contracts (the “Contracts”) issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York, indirect wholly owned subsidiaries of Merrill Lynch & Co., Inc. (collectively, the “Merrill Lynch Insurance Companies”), and Monarch Life Insurance Company (“Monarch” and, together with the Merrill Lynch Life Insurance Companies, the “Insurance Companies”). The investment adviser of Merrill Lynch Series Fund, Inc. (the “Fund”), is Merrill Lynch Investment Managers, L.P. doing business as Mercury Advisors (the “Investment Adviser”), a wholly owned subsidiary of Merrill Lynch & Co., Inc. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract owner, which are set forth in the Contract. A Contract owner has no interest in the shares of a Portfolio, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between increases or decreases in the net asset value of shares of a Portfolio, and any distributions on such shares, and the benefits provided under a Contract. The prospectus for the Contract also describes various fees payable to the Insurance Companies and charges to the separate accounts made by the Insurance Companies with respect to the Contract. Since shares of the Portfolios will be sold only to the Insurance Companies for the Accounts, the terms “shareholder” and “shareholders” in this Prospectus refer to the Insurance Companies.

It is possible that differences might arise among the Accounts and that such differences could be considered material conflicts. Such a material conflict could arise due to changes in the law (such as state insurance law or federal tax law) which affect the various Accounts. It could also arise by reason of differences in voting instructions from Contract owners of one or more of the Merrill Lynch Insurance Companies or Monarch, or for other reasons. The Insurance Companies will monitor events to identify such conflicts and to determine how to respond to such conflicts. If such a conflict occurs, an Insurance Company may be required to eliminate one or more divisions of its Account investing in the Fund or substitute a new Portfolio for a Portfolio in which a division invests.

The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to insurance companies and other financial intermediaries for providing services intended to result in the sale of

FAM SERIES FUND, INC.	A-3

[ICON] Your Account

Fund shares, for Contract owner account maintenance activities, or for sub-transfer agency services provided to individual Contract owners where the insurance company separate account maintains omnibus accounts with the Fund’s transfer agent.

INVESTMENT STRATEGIES
This section contains a discussion of certain investments and investment strategies that may be used by one or more of the Portfolios. The forepart of this Prospectus indicates which of the following investments and investment strategies may be used by each Portfolio. The risks associated with each of these investments and investment strategies are described in greater detail in the following section of this Other Important Information section, “Types of Investment Risk.” As with any fund, there can be no guarantee that a Portfolio will meet its objectives or that a Portfolio’s performance will be positive for any period of time.
Borrowing and Leverage Risk — Each Portfolio may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Portfolio shares and in the return on a Portfolio’s portfolio. Borrowing will cost a Portfolio interest expense and other fees. The costs of borrowing may reduce a Portfolio’s return. Certain derivative securities that a Portfolio may buy or other techniques that the Portfolio may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

Short-Term Investments — Each Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper or treasury bills. As a temporary measure for defensive purposes, each Portfolio may invest more heavily in these securities, without limitation. A Portfolio may also increase its investment in these securities when Portfolio management is unable to find enough attractive long-term investments, to reduce exposure to long-term investments when management believes it is advisable to do so on a temporary basis, or to meet redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss

A-4	FAM SERIES FUND, INC.

but earn only limited returns. Short-term investments may therefore limit the potential for a Portfolio to achieve its investment objective. Short-term investments involve credit risk.

Repurchase Agreements — Each Portfolio may invest in repurchase agreements. A repurchase agreement involves the purchase of a security together with a simultaneous agreement to resell the security to the seller at a later date at approximately the purchase price less an amount that represents interest to the buyer. Repurchase agreements are considered relatively safe, liquid investments for short-term cash, but involve the risk that the seller will fail to repurchase the security and that the Portfolio will have to attempt to sell the security in the market for its current value, which may be less than the amount the Portfolio paid for the security. Repurchase agreements involve credit risk.

Reverse Repurchase Agreement Risk — Reverse repurchase agreements involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. A Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to a Portfolio.

Securities Lending — Each Portfolio may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a Portfolio.

Short-Term Trading — Each Portfolio can buy and sell securities whenever it sees a market opportunity, and therefore each Portfolio may engage in short-term trading. Short-term trading may increase a Portfolio’s expenses and have tax consequences. Short-term trading involves market risk and selection risk.

FAM SERIES FUND, INC.	A-5

[ICON] Your Account

When Issued Securities, Delayed Delivery Securities and Forward Commitments —When issued and delayed delivery securities and forward commitments involve the risk that the security a Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Portfolio loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price. When issued and delayed delivery securities and forward commitments involve market risk, selection risk and leverage risk.

Junk Bonds — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include:

•	Junk bonds may be issued by less creditworthy companies. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.
•	Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
•	Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
•	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If the issuer redeems junk bonds a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
•	Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there

A-6	FAM SERIES FUND, INC.

may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio’s securities than is the case with securities trading in a more liquid market.
•	A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Distressed Securities — Distressed securities are securities that are subject to bankruptcy proceedings or are in default, or are at risk of being in default. Distressed securities are speculative and involve substantial risks. Generally, a Portfolio will invest in distressed securities when Portfolio management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A Portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect their investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

Corporate Loans — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment or recovery may be delayed. By investing in a corporate loan, a Portfolio may become a member of the syndicate.

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The corporate loans in which a Portfolio invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Portfolio’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Foreign Securities — Certain Portfolios may invest in foreign securities. Foreign investing involves special risks not present in U.S. securities that may increase the chance a Portfolio will lose money, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets. Foreign investing involves market risk, selection risk and political risk, and certain foreign investments may also involve credit risk, information risk, valuation risk, currency risk and liquidity risk.

Asset-Backed Securities — Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Portfolio’s portfolio will increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities.

Mortgage-Backed Securities — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall,

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borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Portfolio will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates from other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.

Most mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Corporation (“Ginnie Mae”), or government sponsored enterprises such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal National Mortgage Corporation (“Fannie Mae”). Principal and interest payments on mortgage-backed securities issued by the Federal Government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse

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floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Portfolio invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

Precious Metal Related Securities — Securities of precious metals historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Real Estate Related Securities — Real estate related securities are subject to the risks associated with real estate. The main risk of real estate related securities is that the value of the real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values.

If the Global Allocation Strategy Portfolio’s real estate related investments are concentrated in one geographic area or in one property type, the Portfolio will be particularly subject to the risks associated with that area or property type.

Illiquid Securities — Each Portfolio may invest in illiquid securities that it cannot sell within seven days at approximately current value. If the Portfolio buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

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Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that have not been registered under the applicable securities laws. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Portfolio may be unable to sell them on short notice or may be able to sell them only at a price below current value. A Portfolio may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Portfolio management receives material adverse nonpublic information about the issuer, a Portfolio may not be able to sell the securities.

Derivatives — A Portfolio may use derivative instruments to hedge its investment or to seek to enhance returns. Derivatives allow a Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk — If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a

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reduction in the value of the derivative to below to what that Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

A Portfolio may use derivatives for hedging purposes, including anticipatory hedges, or to seek to enhance returns. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with other Portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Portfolio’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. No Portfolio is required to use hedging and each may choose not to do so.

If a Portfolio uses derivatives to seek to enhance returns, its investments may expose the Portfolio to the risks outlined above to a greater extent than if the Portfolio used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Covered Call Options — Certain Portfolios can sell covered call options, which are options that give the purchaser the right to require a Portfolio to sell a security owned by the Portfolio to the purchaser at a specified price within a limited time period. These Portfolios may also sell the purchaser a right to require the Portfolio to make a payment based on the level of an index that is closely correlated with some of the Portfolio’s holdings. A Portfolio will receive a premium (an upfront payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by the Portfolio will partially offset any losses on the underlying security. By writing a covered call option, however, a Portfolio limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option. Covered call options involve market risk, correlation risk, liquidity risk and selection risk.

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Covered Put Options — Certain Portfolios can write (i.e., sell) covered put options, which are options that give the purchaser the right to require a Portfolio to buy the underlying security or securities at the exercise price at any time during the option period or at a specific date. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. A Portfolio receives a premium from writing put options which it retains whether or not the option is exercised. A put option written by a Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying security.

Futures and Options — Certain Portfolios may use futures and options. Futures are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. Futures involve leverage risk and correlation risk and may involve currency risk and political risk. Options are exchange-traded or private contracts involving the right of a holder to deliver (a “put”) or receive (a “call”) certain assets (or a money payment based on the change of certain assets or an index) from another party at a specified price within a specified time period. Options involve leverage risk and correlation risk. Private options also involve credit risk, valuation risk and liquidity risk. Options may involve currency risk and political risk.

The Portfolios will use futures and options primarily for hedging purposes —that is, to offset the risk that other holdings may decrease in value or that potential investment opportunities may increase in value before the Portfolio can fully implement its investment strategy. The Balanced Capital Strategy, Core Bond Strategy, Global Allocation Strategy, High Yield, Intermediate Government Bond and Large Cap Core Strategy Portfolios may use futures and options, however, to seek to enhance total return as well as for hedging purposes. While hedging can reduce losses, it can also reduce or eliminate gains if markets move in a different manner than anticipated by the Portfolio or if the cost of the future or option outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the future or option will not match those of the holdings being hedged as expected by the Portfolio, in which case losses on the holdings being hedged may not be reduced.

Indexed and Inverse Securities — A Portfolio may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. TheFAM SERIES FUND, INC. return on indexed securities will rise when the underlying index rises and fall when the index falls. A Portfolio may

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also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or equity index levels than other securities, and a Portfolio’s investment in such instruments may decline significantly in value if interest rates or equity index levels move in a way Portfolio management does not anticipate.

Indexed and Inverse Floating Rate Securities — A Portfolio may invest in securities the potential return of which is directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. A Portfolio may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject a Portfolio to the risks of reduced or eliminated interest payments and loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Portfolio’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.

Swap Agreements — Certain Portfolios are authorized to enter into swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified security, basket of securities or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different security, basket of securities or index. Swap agreements may be used to obtain exposure to an equity or fixed income security or market without owning or taking physical custody of securities.

Currency Contracts — Certain Portfolios may buy securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Portfolio’s securities. In order to seek to limit such changes, certain Portfolios may buy or sell contracts relating to foreign currencies for hedging purposes. Hedging is a strategy in which a currency contract is used to offset the risk that other Portfolio holdings may decrease in U.S. dollar value as the result of changes in exchange rates. Losses on the other investment may be substantially reduced by gains on a currency contract that reacts in an opposite manner to market

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movements. While hedging can reduce losses, it can also reduce or eliminate gains if exchange rates move in a different manner than anticipated by the Portfolio or if the cost of the currency contract outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the currency contract will not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced. A Portfolio may not be able to (or may not try to) hedge all currency risks, and there is no guarantee that a Portfolio’s currency hedging, if attempted, will be successful. A Portfolio may attempt to hedge through several different types of currency contracts, including currency forwards, currency options and currency-indexed instruments. Currency contracts involve currency risk, market risk, political risk, correlation risk and selection risk.

Short Sales — Because making short sales in securities that it does not own exposes a Portfolio to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. A Portfolio may also pay transaction costs and borrowing fees in connection with short sales.

Convertible Securities — Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a

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portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Standby Commitment Agreements — Standby commitment agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Portfolio at the option of the issuer. Standby commitment agreements involve the risk that the security a Portfolio buys will lose value prior to its delivery to the Portfolio. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, a Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Mid Cap Securities — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

TYPES OF INVESTMENT RISKS

This section contains a discussion of various risks that may be associated with certain investment strategies. The forepart of this Prospectus indicates which investment strategies may be used by each Portfolio.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Portfolio invests will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that the Investment Adviser selects will underperform the market or other Portfolios with similar investment objectives and investment strategies.

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay interest or principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also

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affect the value of a Portfolio’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Portfolio may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Portfolio management.

Correlation Risk — The risk that changes in the value of two investments do not track or offset each other in the manner anticipated by Portfolio management. Correlation risk is associated with hedging transactions, in which a Portfolio uses a derivative to offset the risk that other Portfolio holdings may decrease in value or that potential investment opportunities may increase in value before the Portfolio can fully implement its investment strategy. Correlation risk means that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings or potential holdings being hedged may not be reduced.

Currency Risk — The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value to a U.S. investor because the currency is worth fewer U.S. dollars.

Information Risk — The risk that important information about a security or market is inaccurate, unreliable or unavailable.

Leverage Risk — The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time that a Portfolio would like or at the price that a Portfolio believes the security is currently worth.

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Political Risk — The risk of losses arising from government or legal events, such as changes in tax or trade laws, imposition of currency controls, adverse court or administrative rulings, or change of a government or political system.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, the Money Reserve Portfolio may reduce the number of shares held by its shareholders.

Investing Style Risk — The risk that a particular style of investing used by a Portfolio — such as growth investing or value investing — will from time to time go out of favor. If this happens, a Portfolio that uses a particular style may underperform other funds that do not use that investing style.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds may decline significantly.

Initial Public Offering Risk — The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price or if it is able to buy shares, it may not he able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Valuation Risk — The risk that a Portfolio has valued an investment at a higher price than it can actually obtain upon a sale.

SPECIAL RISKS ASSOCIATED WITH FOREIGN INVESTMENTS GENERALLY

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. In addition, such investments may involve risks not present in U.S. investments that can increase the chances that a Portfolio will lose

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money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges or in foreign markets, and a smaller number of shares traded each day, it may be more difficult for the Portfolio to buy and sell securities on those exchanges or in those markets. Also, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations. Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk — Securities and other instruments in which a Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates affect the value of a Portfolio’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

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Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Portfolio management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Portfolio Assets Outside the United States — A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Portfolio’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to funds that invest only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

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HOW TO BUY AND SELL SHARES

The Fund continuously offers shares in each of its Portfolios, without sales charge, to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of the Portfolio after an order is placed.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Fund will redeem all full and fractional shares of the Portfolios for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time.

Short-Term Trading (except Money Reserve Portfolio)

Each Portfolio reserves the right to reject any purchase order, including exchanges. Short- term or excessive trading (sometimes known as “market timing”) into and out of a Portfolio, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Portfolio. Short term or excessive trading may cause a Portfolio to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Portfolio to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemptions. Accordingly, each Portfolio has adopted certain policies and procedures, which have been reviewed and approved by the Portfolio’s Board of Directors, designed to deter such short-term or excessive trading. Each Portfolio will reject purchase orders from investors who have previously purchased and sold shares of the Portfolio within a fifteen day period. Each Portfolio will reject purchase orders from market timers or other investors if Portfolio management in its discretion has determined that such orders are short-term or excessive, and will be disruptive to the Portfolio. For these purposes, Portfolio management considers an investor’s trading history in a Portfolio or other funds advised by the Investment Adviser and its affiliates, and accounts under common ownership or control. The Distributor has entered into agreements with respect to the Insurance Companies pursuant to which such Insurance Companies undertake to cooperate with the Distributor in monitoring purchase and redemption orders by their customers in order to detect and prevent short term or excessive trading in a Portfolio’s shares through such accounts.

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Because Global Allocation Strategy Portfolio may invest a substantial portion of its assets in foreign securities that may trade in markets that close some time before the time at which the Portfolio calculates its net asset value, the Portfolio is subject to the risks of time zone arbitrage — a market timing strategy that seeks to take advantage of changes in the value of the Portfolio’s portfolio holdings during the period between the close of the markets in which the Portfolio’s portfolio securities trade and the close of the New York Stock Exchange.

The high yield securities in which High Yield Portfolio primarily invests may trade less frequently and in lower volumes than investment grade securities and are often subject to greater price volatility. For this reason, the Portfolio is subject to the risk that certain investors may seek to market time the Portfolio to take advantage of the changes in the value of the Portfolio’s portfolio holdings that may occur between the time when the Portfolio’s net asset value is calculated and the time the prices of the Portfolio’s holdings next change.

For these reasons, each such Portfolio may, at times, fair value its portfolio securities in order to seek to deter such market timing. See “How Shares are Priced.”

Each Portfolio applies these policies to all shareholders. However, Portfolio management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts is short-term or excessive, and will be disruptive to the Portfolio and so makes no representation that all such orders can or will be rejected.

Short-Term Trading (Money Reserve Portfolio)

The Board of Directors has evaluated the risks of market timing activities by the Money Reserve Portfolio’s shareholders and has determined that due to (i) the Portfolio’s use of the amortized cost methodology of maintaining the Portfolio’s NAV at $1.00 each day, (ii) the nature of the Portfolio’s portfolio holdings, and (iii) the nature of the Portfolio’s shareholders, it is unlikely that (a) market timing would be attempted by the Portfolio’s shareholders and (b) any attempts to market time the Portfolio by shareholders would negatively impact the Portfolio or its shareholders. As a result, the Board of Directors has not adopted policies and procedures to deter short-term trading in the Portfolio.

A-22	FAM SERIES FUND, INC.

Net Asset Value — the market value of a Portfolio’s total assets after deducting liabilities, divided by the number of shares outstanding.

Anti-Money Laundering Requirements

The Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Selective Disclosure of Portfolio Holdings

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of a Portfolio’s portfolio holdings, please see the Statement of Additional Information.

HOW SHARES ARE PRICED

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Portfolio calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining share price is the next one calculated after a purchase or redemption order is placed. Foreign securities owned by a Portfolio may trade on weekends or other days when the Portfolio does not price its shares. As a result, a Portfolio’s net asset value may change on days when the Insurance Company will not be able to purchase or redeem the Portfolio’s shares. Securities held by the Money Reserve Portfolio with a remaining maturity of 60 days or less are generally

FAM SERIES FUND, INC.	A-23

[ICON] Your Account

valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost on the date of purchase, and then the Money Reserve Portfolio amortizes the value of the security at a constant rate until the maturity of the security, regardless of the impact of fluctuating interest rates on the market value of the security. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Portfolio may trade on weekends or other days when a Portfolio does not price its shares. As a result, the Portfolio’s net asset value may change on days when an Insurance Company will not be able to purchase or redeem the Portfolio’s shares. The Money Reserve Portfolio will seek to maintain a net asset value of $1.00 per share.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain other fixed-income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Portfolio’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange. Occasionally, market volatility or other occurrences or events that affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the market prices for such securities determined prior to the close of the New York Stock Exchange. If market quotations are not readily available or, in the Investment Adviser’s judgment, they do not accurately reflect fair value for a security or if a security’s value has been materially affected by events or other circumstances occurring after the close of the market on which the security is principally traded and prior to the time at which the Portfolio’s net asset value is determined, that security may be valued by another method that the Board of Directors believes more accurately reflects the fair value.

A Portfolio generally values fixed income portfolio securities using market prices provided by an independent pricing service approved by the Fund’s Board of Directors. If market quotations are not readily available or, in the Investment Adviser’s judgment, they do not accurately reflect fair value for a security, that security may be valued by another method that the Board of Directors believes more accurately reflects the fair value. Fair value determinations may be made by the Fund’s independent pricing service using a matrix pricing system or by the Valuation Committee after consideration of the material factors that may affect that value of a particular security.

A-24	FAM SERIES FUND, INC.

The Board has adopted valuation procedures for each Portfolio and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser’s Valuation Committee. Fair value determinations by the Investment Adviser that materially affect the Portfolio’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or reliable, the Investment Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by a Portfolio. Significant events may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day, a corporate action or a company announcement) or events affecting securities markets generally (for example, market volatility, including a substantial upward or downward movement of the U.S. markets, or a natural disaster). The Investment Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets and that such volatility can constitute a significant event. The fair valuation procedures, therefore, include a procedure whereby a Portfolio may use adjusted foreign securities prices provided by an independent pricing service approved by the Board of Directors to take such volatility into account.

If, after the close of the principal market on which one or more securities held by a Portfolio are traded and before the time as of which the Portfolio’s net asset value is calculated that day, a significant event occurs that the Investment Adviser learns of and believes in the exercise of its judgment will materially affect the value of such securities from the closing price of the security on the principal market on which they are traded, the Investment Adviser will use its best judgment to determine a fair value for such securities.

Each Portfolio’s use of fair value pricing is designed to ensure that the Portfolio’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Portfolio on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

FAM SERIES FUND, INC.	A-25

[ICON] Your Account

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Portfolio shares as they are paid.

DIVIDENDS AND TAXES

The Money Reserve Portfolio declares dividends daily and reinvests dividends monthly in additional full and fractional shares of the Portfolio. The Intermediate Government Bond, High Yield and Core Bond Strategy Portfolios declare dividends monthly and reinvest dividends monthly in additional shares of those Portfolios. The Global Allocation Strategy, Large Cap Core Strategy, Fundamental Growth Strategy and Balanced Capital Strategy Portfolios declare dividends at least semi-annually and reinvest dividends at least semi-annually in additional shares of the respective Portfolios.

Dividends paid by a Portfolio may be included in an Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Policy.

A-26	FAM SERIES FUND, INC.

Management of the Portfolio [ICON]

MERCURY ADVISORS

Merrill Lynch Investment Managers (doing business as Mercury Advisors), the Fund’s Investment Adviser, manages the Fund’s investments and its business operations under the overall supervision of the Fund’s Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”), an affiliate, under which the Investment Adviser may pay a fee for services it receives. For the fiscal year ended December 31, 2004, the Investment Adviser received a management fee from each Portfolio at the annual rate of 0.34% of the Portfolio’s average daily net assets.

Pursuant to an amended Reimbursement Agreement among Monarch, the Investment Adviser and Merrill Lynch Life Agency, Inc. (“MLLA”), Monarch reimburses the expenses of each Portfolio which exceed 0.50% of its average daily net assets. For the fiscal year ended December 31, 2004, Monarch reimbursed a total of $1,928 in expenses, of which $1,501 was attributed to the Global Allocation Strategy Portfolio and $427 was attributed to the High Yield Portfolio.

The Investment Adviser was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. MLAM U.K. was organized as an investment adviser in 1986 and acts as sub-adviser to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $473 billion in investment company and other portfolio assets under management as of March 2005.

From time to time a manager, analyst, or other employee of the Investment Adviser or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Investment Adviser or any other person within the Merrill Lynch organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

FAM SERIES FUND, INC.	A-27

[ICON] Management of the Portfolio

Conflicts of Interest

The investment activities of the Investment Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage may present conflicts of interest that could disadvantage a Portfolio and its shareholders. The Investment Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Portfolio. Merrill Lynch (including, for these purposes, the Investment Adviser, Merrill Lynch & Co., Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees), is a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, that may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of a Portfolio. Merrill Lynch’s trading activities are carried out without reference to positions held directly or indirectly by a Portfolio and may result in Merrill Lynch having positions that are adverse to those of the Portfolio. Merrill Lynch is not under any obligation to share any investment opportunity, idea or strategy with a Portfolio. As a result, Merrill Lynch may compete with a Portfolio for appropriate investment opportunities. In addition, a Portfolio may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships. A Portfolio also may invest in securities of companies for which Merrill Lynch provides or may some day provide research coverage. A Portfolio may also make brokerage and other payments to Merrill Lynch in connection with the Portfolio’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an affiliate of the Investment Adviser to serve as the securities lending agent for Portfolios to the extent that a Portfolio engages in the securities lending program. For these services, the lending agent may receive a fee from a Portfolio, including a fee based on the returns earned on the Portfolio’s investment of the cash received as collateral for the loaned securities. In addition, Merrill Lynch is among the entities to which a Portfolio may lend its portfolio securities under the securities lending program.

The activities of the Investment Adviser or its affiliates may give rise to other conflicts of interest that could disadvantage a Portfolio and its shareholders. See the Statement of Additional Information for further information.

A-28	FAM SERIES FUND, INC.

ADDITIONAL INFORMATION

Investment Adviser — Merrill Lynch Investment Managers, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, has been selected as the investment adviser of the Fund.

Investment Sub-Adviser — Merrill Lynch Asset Management U.K. Limited, 33 King William Street, London EC4R 9AS, England, has been selected as the Fund’s investment sub-adviser.

Independent Registered Public Accounting Firm — Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, audits the financial statements of the Fund on behalf of the shareholders.

Accounting Services Provider — State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

Custodian — The Bank of New York, 100 Church Street, New York, New York, 10286, acts as Custodian of the Fund’s assets.

Transfer and Dividend Disbursing Agent — Financial Data Services, Inc. (“FDS”), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., acts as the Fund’s Transfer Agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. FDS will receive an annual fee of $5,000 per Portfolio and will be entitled to reimbursement of out-of-pocket expenses.

Legal Counsel — Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, is counsel for the Fund.

FAM SERIES FUND, INC.	A-29

[ICON] For More Information

Shareholder Reports

Additional information about the investments of each Portfolio is available in the Fund’s Annual and Semi-Annual reports. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. You may obtain these reports at no cost at www.mutualfunds.ml.com or by calling 1-800-637-3863.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about each Portfolio and is incorporated by reference (legally considered to be part of this prospectus). You may obtain a free copy at www.mutualfunds.ml.com or by writing the Fund at Merrill Lynch Series Fund, Inc. P.O. Box 9011, Princeton, New Jersey 08543-9011 or by calling 1-800-637-3863.

Contact the Fund at the telephone number or address indicated above if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Call (202) 942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file no. 811-3091
Code #19057-0505
© Mercury Advisors

Mercury Advisors

Prospectus

May 1, 2005

FAM Series Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mercury.ml.com

STATEMENT OF ADDITIONAL INFORMATION

FAM Series Fund, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

        FAM Series Fund, Inc. (the “Fund”) is an open-end management investment company that has a wide range of investment objectives among its fourteen separate Portfolios. This Statement of Additional Information relates to eight of those portfolios: Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio, Mercury High Yield Portfolio, Mercury Intermediate Government Bond Portfolio, Mercury Large Cap Core Strategy Portfolio and Mercury Money Reserve Portfolio (referred to herein as the “Portfolios” or, individually, a “Portfolio”). Each Portfolio is in effect a separate fund issuing its own shares.

        The shares of the Portfolios are sold only to separate accounts of the Merrill Lynch Insurance Companies, as defined below, and Monarch Life Insurance Company’s Variable Account A (collectively, the “Accounts”) to fund benefits under variable life insurance contracts (the “Contracts”) issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York, indirect wholly owned subsidiaries of Merrill Lynch & Co., Inc. (collectively, the “Merrill Lynch Insurance Companies”), and Monarch Life Insurance Company (“Monarch” and, together with the Merrill Lynch Insurance Companies, the “Insurance Companies”). The investment adviser of the Fund, Merrill Lynch Investment Managers, L.P., doing business as Mercury Advisors, (the “Investment Adviser”), is also a wholly owned subsidiary of Merrill Lynch & Co., Inc. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the accompanying Prospectus for the Contracts. The Insurance Companies redeem shares to the extent necessary to provide benefits under the Contracts.

        This Statement of Additional Information of the Portfolios is not a prospectus and should be read in conjunction with the Prospectus of the Portfolios (the “Prospectus”) dated May 1, 2005 which has been filed with the Securities and Exchange Commission (the “SEC”) and can be obtained, without charge, by calling (800) 637-3863 or by writing the Fund at the above address. The Prospectus is incorporated by reference into the Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2004 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

Mercury Advisors — Investment Adviser
FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is May 1, 2005.

MATURITY OF FIXED INCOME INVESTMENTS

        Certain  Portfolios that invest in fixed income securities have limits on the maturity of each fixed income investment or on the average maturity of the portfolio. For purposes of applying these limits, each Portfolio will consider a fixed income security’s maturity to be its stated maturity (the date the issuer is scheduled to make its final payment of principal), except that

•	for a security with an unconditional put entitling a Portfolio to receive the security’s approximate amortized cost, the maturity will be considered to be the next put date;
•	for mortgage-backed and other amortizing securities, the maturity will be considered to be the average life remaining (the length of time it is expected to take to retire half of the remaining principal through amortizing payments) based on prepayment assumptions that the Investment Adviser believes to be reasonable;
•	for a variable or floating rate investment grade security that the Investment Adviser believes will have a market value approximating amortized cost on the next interest reset date, the maturity will be considered to be the next reset date; and
•	for a Portfolio that operates under SEC rules that specifically define the maturity of a security, the maturity of a security will be the maturity determined in a manner consistent with the SEC rules.

INVESTMENT RESTRICTIONS

        The Fund has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of the assets of the Portfolios and their activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected (which for this purpose and under the Investment Company Act of 1940, as amended (the “Investment Company Act”), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the affected Portfolio are represented or (ii) more than 50% of the outstanding shares of the affected Portfolio). The non-fundamental policies set forth below may be changed by vote of a majority of the Fund’s Board of Directors at any time.

Restrictions Applicable to Each Portfolio (Except the Money Reserve Portfolio)

        Each Portfolio (except the Money Reserve Portfolio) has adopted investment restrictions numbered 1 through 9 as fundamental policies. Under its fundamental investment restrictions, each Portfolio (except the Money Reserve Portfolio) may not:

(1) Make any investment inconsistent with the Portfolio’s classification as a diversified company under the Investment Company Act.

(2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(3) Make investments for the purpose of exercising control or management.

(4) Purchase or sell real estate, except that a Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(5) Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(6) Make loans to other persons, except (i) that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be

2

deemed to be the making of a loan, (ii) that a Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

(7) Borrow money, except that (i) a Portfolio may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Portfolio may borrow up to an additional 5% of its assets for temporary purposes, (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by a Portfolio’s investment policies as set forth in the Prospectus and the Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(8) Issue senior securities to the extent such issuance would violate applicable law.

(9) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

Each Portfolio (except the Money Reserve Portfolio) has adopted investment restrictions numbered (a) through (f) as non-fundamental policies. Under the non-fundamental investment restrictions, each Portfolio (except the Money Reserve Portfolio) may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

(b) Make short sales of securities or maintain a short position, except that the Balanced Capital Strategy Portfolio, Core Bond Strategy Portfolio, High Yield Portfolio, and Intermediate Government Bond Portfolio may make short sales of securities, and each Portfolio of the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts, and may make short sales “against the box”, including short sales that are covered by securities immediately convertible or exchangeable into the security that is being sold short.

(c) Purchase any securities on margin, except that a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and the Balanced Capital Strategy and Global Allocation Strategy Portfolios may purchase securities on margin to the extent permitted by applicable law.

(d) Except with respect to the Large Cap Core Strategy Portfolio, the High Yield Portfolio, the Global Allocation Strategy Portfolio and the Balanced Capital Strategy Portfolio, invest in equity securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities; provided, however, that up to 25% of the total assets of such Portfolio may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange. For Fundamental Growth Strategy Portfolio, the restriction on foreign securities does not include ADRs. (As a matter of operating policy, however the Balanced Capital Strategy Portfolio will not invest in the securities of foreign issuers if at the time of acquisition, more than 25% of its total assets would be invested in such securities.) Consistent with the general policy of the SEC, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer’s securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.

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(e) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the “bunching” of orders for the sale or purchase of portfolio securities with the other Portfolios or with individually managed accounts advised or sponsored by the Investment Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

(f) Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the Investment Adviser or any subsidiary thereof each owning beneficially more than ½ of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

        In addition, (i) the Core Bond Strategy Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in fixed income securities of any kind, (ii) the High Yield Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in fixed income securities, including convertible debt securities and preferred stocks, that are rated Baa/BBB or lower by a recognized rating agency or in unrated securities of equivalent credit quality, (iii) the Intermediate Government Bond Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises and (iv) the Large Cap Core Strategy Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in equity securities, at the time of purchase, included in the Russell 1000® Index. For these purposes, net assets include any borrowings for investment purposes. The Fund will provide the shareholders of any such Portfolio with at least 60 days prior written notice of any change in the relevant Portfolio’s non-fundamental policy described in the preceding sentence.

        Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

        For purposes of restriction (2) above, each Portfolio uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

Restrictions Applicable to the Money Reserve Portfolio

        The Money Reserve Portfolio has adopted investment restrictions numbered 1 through 9 as fundamental policies. The Money Reserve Portfolio may not:

(1) Make any investment inconsistent with the Portfolio’s classification as a diversified company under the Investment Company Act.

(2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities; and instruments issued by domestic banks; and for purposes of this restriction, issuers of asset-backed and mortgaged-backed securities will not be considered to be in an industry).

(3) Make investments for the purpose of exercising control or management.

(4) Underwrite securities of other issuers except insofar as the Money Reserve Portfolio technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Money Reserve Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Borrow money, except that (i) the Money Reserve Portfolio may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed, (ii) the Money Reserve Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Money Reserve Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Money Reserve Portfolio may purchase securities on margin to the extent permitted by applicable law. These borrowing provisions shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Money Reserve Portfolio may not pledge its assets

4

other than to secure such borrowing or to the extent permitted by the Money Reserve Portfolio’s investment policies as set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(7) Make loans to other persons, (i) except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instrument shall not be deemed to be the making of a loan, (ii) that the Money Reserve Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Portfolio by the Securities and Exchange Commission.

(8) Issue senior securities to the extent such issuance would violate applicable law.

(9) Purchase or sell commodities or contracts on commodities, except to the extent that the Money Reserve Portfolio may do so in accordance with applicable law and the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

        Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

PORTFOLIO STRATEGIES AND RISKS

        Convertible Securities. Convertible securities entitle the holder to receive interest paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

        The characteristics of convertible securities make them appropriate investments for an investment company seeking high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

        In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

        Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.

        Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will

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be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security will be governed principally by its investment value.

        To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

        Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

        Precious Metal-Related Securities. The Global Allocation Strategy Portfolio may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, i.e., gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies which, in turn, may affect adversely the financial condition of such companies.

        The Global Allocation Strategy Portfolio may also invest in debt securities, preferred stock or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some precious metals such as gold bullion. These securities are referred to herein as “asset-based securities.” While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which the Portfolio may invest may bear interest or pay preferred dividends at below market (or even at relatively nominal rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Portfolio presently does not intend to invest directly in natural resource assets, the Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

        Real Estate Related Securities. Although the Global Allocation Strategy Portfolio does not invest directly in real estate, it may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended

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vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters, limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

        In  addition, if the Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).

        Real  Estate Investment Trusts ( “REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to changes in the Code, including changes involving their tax status.

        REITs  (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

        Investing  in REITs involves risks similar to those associated with investing in small capitalization companies, REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

        Warrants.  Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investments in warrants may be more speculative than other equity-based investments.

        Securities  Lending. Each Portfolio may lend securities with a value not exceeding 33 1/3 % of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, each Portfolio receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. Each Portfolio receives the income on the loaned securities. Where each Portfolio receives securities as collateral, each Portfolio receives a fee for its loans from the borrower and does not receive the income on the collateral. Where each Portfolio receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, each Portfolio’s

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yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. Each Portfolio is obligated to return the collateral to the borrower at the termination of the loan. Each Portfolio could suffer a loss in the event each Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, each Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. Each Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Portfolio has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of each Portfolio as lending agent. See “Portfolio Transactions and Brokerage.”

        Foreign  Securities. No Portfolio, other than the Balanced Capital Strategy Portfolio, High Yield Portfolio, Large Cap Core Strategy Portfolio, Core Bond Strategy Portfolio and Global Allocation Strategy Portfolio, may invest in equity securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities; provided, however, that up to 25% of the total assets of such Portfolio, other than the Large Cap Core Strategy Portfolio, Balanced Capital Strategy Portfolio, High Yield Portfolio or Global Allocation Strategy Portfolio, may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange (the “NYSE”). The Money Reserve Portfolio may invest without limitation in U.S. dollar-denominated obligations of foreign issuers. In order for shares of the Portfolios to remain eligible investments for the Accounts, the Fund has undertaken to comply with certain diversification requirements in accordance with state insurance laws. As a matter of operating policy, the Balanced Capital Strategy Portfolio will not invest in the securities of foreign issuers if at the time of acquisition more than 25% of its total assets would be invested in such securities.

        Investments  in foreign securities, particularly those of non-governmental issuers, involve considerations and risks which are not ordinarily associated with investing in domestic issuers. These considerations and risks include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. If it should become necessary, the Fund could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. The operating expense ratio of a Portfolio investing in foreign securities can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Portfolio, such as custodial and brokerage costs, are higher. Transaction costs in foreign securities may be higher. In addition, net investment income received by a Portfolio on a foreign security may be subject to withholding and other taxes imposed by foreign governments, which will reduce the Portfolio’s net investment income. The Investment Adviser will consider these and other factors before investing in foreign securities, and will not make such investments unless, in its opinion, such investments will meet the standards and objectives of a particular Portfolio. As a matter of operating policy, no Portfolio that may invest in foreign securities (other than the Fundamental Growth Strategy Portfolio, Large Cap Core Strategy Portfolio and Global Allocation Strategy Portfolio) may concentrate its investments in any particular foreign country, and each such Portfolio (other than the Balanced Capital Strategy Portfolio, Large Cap Core Strategy Portfolio, High Yield Portfolio, Core Bond Strategy Portfolio and Global Allocation Strategy Portfolio) will purchase only securities issued in U.S. dollar denominations. A Portfolio’s return on investments in non-U.S. dollar denominated securities may be reduced or enhanced as a result of changes in foreign currency rates during the period in which the Portfolio holds such investments.

        Investment  in Eurodollar and Yankeedollar Obligations. As is discussed in the Prospectus, the Money Reserve Portfolio may invest in U.S. dollar-denominated obligations issued by foreign banks or branches or subsidiaries of U.S. or foreign banks (“Eurodollar” obligations) or U.S. branches or subsidiaries of foreign banks (“Yankeedollar” obligations). Investment in Eurodollar and Yankeedollar obligations may involve different risks from the risks of investing in obligations of U.S. banks. See “Other Portfolio Strategies-Foreign Securities” in the

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Prospectus. Such risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally the issuers of such obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank than about a U.S. bank, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of Eurodollar obligations may be held outside of the United States, and the Money Reserve Portfolio may be subject to the risks associated with the holding of such property overseas. Eurodollar obligations of the Money Reserve Portfolio held overseas will be held by foreign branches of the Custodian for the Money Reserve Portfolio or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

        The  Investment Adviser will consider the above factors in making investments in Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Money Reserve Portfolio will limit its Eurodollar and Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other industrialized nations.

        Mortgage-Backed  Securities. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

        To  the extent that the Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than do short-term securities, maturity extension risk could increase the inherent volatility of the Portfolio.

        Illiquid  or Restricted Securities. Each Portfolio may invest up to 15% (10% for Money Reserve Portfolio) of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Portfolio’s assets in illiquid securities may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

        A Portfolio may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established

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markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Portfolio or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Certain of the Portfolio’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Portfolio may obtain access to material nonpublic information, which may restrict the Portfolio’s ability to conduct portfolio transactions in such securities.

        When  Issued Securities, Delayed Delivery Securities and Forward Commitments. A Portfolio may purchase or sell securities that it is entitled to receive on a when-issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. The Portfolio enters into these transactions to obtain what is considered to be an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.

        There  can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio’s purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

        Standby  Commitment Agreements. The High Yield Portfolio and the Global Allocation Strategy Portfolio may, from time to time, enter into standby commitment agreements. These agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security is fixed at the time of commitment. At the time of entering into the agreement the Portfolio may be paid a commitment fee, regardless of whether or not the security is ultimately issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Portfolio. The Portfolio will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of the portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 10% of its net assets taken at the time of commitment or security. The Portfolio segregates cash or liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

        There  can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

        The  purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio’s net asset value. If the security is issued, the cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

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        Standard  & Poor’s Depositary Receipts, DIAMONDS, etc. The Large Cap Core Strategy Portfolio, the Global Allocation Strategy Portfolio and the Balanced Capital Strategy Portfolio may invest in Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the “Exchange”) which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component stocks of the Standard &Poor’s 500 Stock Index (the “S&P 500 Index”). SPDRs are listed on the Exchange and traded in the secondary market on a per-SPDR basis.

        These  Portfolios also may invest in DIAMONDS. DIAMONDS are units of beneficial interest in an investment trust representing proportionate undivided interests in a portfolio of securities consisting of all the component common stocks of the Dow Jones Industrial Average (the “DJIA”). DIAMONDS are listed on the Exchange and may be traded in the secondary market on a per-DIAMONDS basis.

        SPDRs  are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. DIAMONDS are designed to provide investors with investment results that generally correspond to the price and yield performance of the component common stocks of the DJIA. The value of both SPDRs and DIAMONDS are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs and DIAMONDS involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs and/or DIAMONDS invested in by a Portfolio. Moreover, a Portfolio’s investment in SPDRs and/or DIAMONDS may not exactly match the performance of a direct investment in the component common stocks of the S&P 500 Index or the DJIA. Additionally, the respective investment trusts may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances, such as discrepancies between each of the investment trusts and the indices with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by an index and each of the investment trusts.

        These  Portfolios also may invest in units of other investment trusts each of which represents an interest in a portfolio of securities consisting of all or substantially all of the securities of another well known index.

Derivative Instruments

        Certain Portfolios of the Fund are authorized to use derivative instruments, including indexed and inverse securities, options, futures, options on futures and swaps, and to purchase and sell foreign exchange contracts, as described below. Such instruments are referred to collectively herein as “Strategic Instruments.”

        Indexed and Inverse Securities. Each Portfolio may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an “index”). As an illustration, a Portfolio may invest in a debt security that pays interest and returns principal based on the change in the value of an interest rate index (such as the prime rate or federal funds rate), a securities index (such as the S&P 500 Index or a more narrowly-focused index such as the AMEX Oil & Gas Index) or a basket of securities, or based on the relative changes of two indices. In addition, the Global Allocation Strategy Portfolio and Balanced Capital Strategy Portfolio may invest in securities the potential return of which is based inversely on the change in an index. For example, these Portfolios may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

        Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Fund believes that indexed and inverse securities may provide portfolio management flexibility that permits Portfolios to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

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        Swap  Agreements. Core Bond Strategy Portfolio, Intermediate Government Bond Portfolio, Global Allocation Strategy Portfolio and High Yield Portfolio are authorized to enter into equity swap agreements, which are over-the-counter (“OTC”) contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise prohibited.

        A  Portfolio will enter into an equity swap transaction only if, immediately following the time the Portfolio enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Portfolio is a party would not exceed 5% of the Portfolio’s net assets.

        Swap  agreements entail the risk that a party will default on its payment obligations to a Portfolio thereunder. A Portfolio will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements are also subject to the risk that a Portfolio will not be able to meet its obligations to the counterparty. The Portfolio, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the swap agreement.

        Credit  Default Swap Agreements and Similar Instruments. Certain Portfolios may enter into credit default swap agreements and similar instruments, and may also buy credit-linked securities. The credit default swap agreement or a similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

        Credit  default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

        Credit  Linked Securities. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other

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securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

        Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

        Total Return Swap Agreements. Certain Portfolios may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

        Total return swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Options on Securities and Securities Indices

        Types of Options. A Portfolio may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments” below.

        Call Options. Each Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of

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securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

        Each Portfolio also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio, in return for a premium, gives another party a right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio’s ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

        Each  Portfolio also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Portfolio. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Portfolio must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Portfolio will segregate unencumbered liquid securities or cash with a value at least equal to the Portfolio’s exposure (the difference between the unpaid amounts owed by the Portfolio on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Portfolio’s portfolio. Such segregation will not limit the Portfolio’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Portfolio’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Portfolio that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Portfolio must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Portfolio will lose the difference.

        Put  Options. Each Portfolio is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.

        Each  Portfolio also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio’s return. A Portfolio will not sell puts if, as a result, more than 50% of the Portfolio’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

        Each  Portfolio is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Portfolio does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium

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income and to acquire such securities or instruments at a net cost below the current market value. A Portfolio has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and a Portfolio will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, a Portfolio will segregate unencumbered liquid securities or cash with a value at least equal to the Portfolio’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Portfolio’s portfolio. Such segregation will not limit the Portfolio’s exposure to loss.

Futures

        Each of the Portfolios (except the Money Reserve Portfolio) may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Portfolio is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

        The sale of a futures contract limits a Portfolio’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

        The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or the Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.

        Each Portfolio’s Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and each Portfolio is operated so as not to be deemed to be a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions

        The Global Allocation Strategy Portfolio, Fundamental Growth Strategy Portfolio, Large Cap Core Strategy Portfolio, Core Bond Strategy Portfolio and Balanced Capital Strategy Portfolio may each engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

        Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.

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        The Portfolios authorized to engage in Currency Instrument transactions may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency, futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above.

        The Portfolios authorized to engage in Currency Instrument transactions may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options in securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See “Options on Securities and Securities Indices — Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments” below.

        No Portfolio will speculate in Currency Instruments. Accordingly, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Portfolio will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

        Risk Factors in Hedging Foreign Currency Risks. While a Portfolio’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements which do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

        It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

Risk Factors in Options, Futures and Currency Instruments

        Use of strategic instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

        Each Portfolio intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

        Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose a Portfolio to potential losses which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Portfolio’s exposure, on a

16

mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments

        Certain Strategic Instruments traded in OTC markets, including indexed securities and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Portfolio to ascertain a market value for such instruments. A Portfolio will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

        The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Each Portfolio has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio’s existing OTC options on futures contracts exceed 15% of the net assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund’s shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

        Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty, the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which have substantial capital or which have provided the Portfolio with a third-party guaranty or other credit enhancement.

Additional Limitations on the Use of Strategic Instruments

        No Portfolio may use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

        Investments in other Investment Companies. Each Portfolio may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio’s total assets may be invested in securities of any investment company. Each Portfolio has received an exemptive order from the Commission permitting it to invest in affiliated registered money market Portfolios and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Portfolio’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Portfolio’s total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in

17

the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Suitability

        The economic benefit of an investment in any Portfolio depends upon many factors beyond the control of the Portfolio, the Fund, the Investment Adviser and its affiliates. Each Portfolio should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Portfolio will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

MANAGEMENT OF THE FUND

Directors and Officers

        The Directors of the Fund consist of six individuals, five of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

        Each non-interested Director is a member of the Fund’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of the Fund has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. The Audit Committee four times during the fiscal year ended December 31, 2004.

        Each non-interested Director is also a member of the Fund’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Fund stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee met four times during the Fund’s fiscal year ended December 31, 2004.

        Biographical Information. Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser, Fund Asset Management, L.P. (“FAM”) or their affiliates (“MLIM/FAM-advised funds”), and other public directorships.

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Name, Address* and Age of Director	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Donald W. Burton (61)	Director	Director since 2002	General Partner of The Burton Partnership, Limited Partnership (an Investment Partnership) since 1979; Managing General Partner of the South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration since 2001.	23 registered investment companies consisting of 42 portfolios	Knology, Inc. (telecommunications); Symbion, Inc. (health care)

Laurie Simon Hodrick (42)	Director	Director since 1999	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998.	23 registered investment companies consisting of 42 portfolios	None

John Francis O’Brien (61)	Director	Director since 2005	President and Chief Executive Officer of Allmerica Financial Corporation (financial services holding company) from 1995 to 2002 and Director from 1995 to 2003; President of Allmerica Investment Management Co., Inc. (investment adviser) from 1989 to 2002, Director from 1989 to 2002 and Chairman of the Board from 1989 to 1990; President, Chief Executive Officer and Director of First Allmerica Financial Life Insurance Company from 1989 to 2002; and Director of various other Allmerica Financial companies until 2002; Currently Director since 1989 and since 2004 member of the Governance Nominating Committee; Member of the Compensation Committee of ABIOMED since 1989 and Member of the Audit Committee ABIOMED from 1990 to 2004; Director and member of the Governance and Nominating Committee of Cabot Corporation and member of the Audit Committee since 1990; Director and member of the Audit Committee and Compensation Committee of LKQ Corporation from 2003; and Lead Director of TJX Companies, Inc. since 1999; Trustee of the Woods Hole Oceanographic Institute since 2003.	23 registered investment companies consisting of 42 portfolios	ABIOMED (medical device manufacturer), Cabot Corporation (manufacturing), LKQ Corporation (auto parts manufacturing) and TJX Companies, Inc. (retailer)

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Name, Address* and Age of Director	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
David H. Walsh (63)	Director	Director since 2003	Consultant with Putnam Investments from 1993 to 2003 and employed in various capacities since 1971 to 1992; Director, the National Audubon Society since 1998; Director, the American Museum of Fly Fishing since 1997.	23 registered investment companies consisting of 42 portfolios	None

Fred G. Weiss (63)***	Director	Director since 1999	Managing Director of FGW Associates since 1997; Vice President, Planning Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of the Michael J. Fox Foundation for Parkinson’s Research since 2000; Director of BTG International PLC (a global commercialization company) since 2001.	23 registered investment companies consisting of 42 portfolios	Watson Pharmaceutical Inc. (pharmaceutical company)

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws, or charter or by statute, or until December 31 of the year in which he or she turns 72.
***	Chairman of the Board and the Audit Committee.
Certain biographical and other information relating to the Director who is an officer and an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time serviced, the total number of portfolios overseen in MLIM/FAM-advised Funds and public directorships held.

Name, Address* and Age	Position(s) Held with the Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Robert C. Doll, Jr. (50)**	Director and President	Director and President since 2005****	President of MLIM/FAM-advised funds since 2005; President of MLIM and FAM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	124 registered investment companies consisting of 163 portfolios	None

Donald C. Burke (44)	Vice President and Treasurer	Vice President since 1993 and Treasurer since 1999	First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAM Distributors, Inc. (“FAMD”) since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.	126 registered investment companies consisting of 165 portfolios	None

20

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
R. Elise Baum (44)	Vice President and Portfolio Manager	Vice President since 2004	Managing Director of the Investment Adviser since 2000; First Vice President of the Investment Adviser from 1999 to 2000; Director of MLIM from 1997 to 1999; Vice President of MLIM from 1995 to 1997	5 registered investment companies consisting of 6 portfolios	None

John Burger (42)	Vice President and Co-Portfolio Manager	Vice President since 2003	Managing Director of the Investment Adviser since 2004; Director (Global Fixed Income) from 1998 to 2004; Vice President of the Investment Adviser from 1993 to 1998.	2 registered investment companies consisting of 2 portfolios	None

Kenneth I. Chaing (42)	Vice President and Portfolio Manager	Vice President since 2004	First Vice President of the Investment Adviser from 1998; Managing Partner of Samuel Asset management from 1997 to 1998; Portfolio Manager of the Investment Adviser from 1993 to 1997.	2 registered investment companies consisting of 2 portfolios	None

Vincent J. Costa (43)	Vice President and Portfolio Manager	Vice President since 2004	Managing Director of MLIM since 2005; Director of MLIM from 1999 to 2005.	3 registered investment companies consisting of 9 portfolios	None

Christine Curnan (44)	Vice President and Portfolio Manager	Vice President since 2004	Vice President of MLIM since 2000.	3 registered investment companies consisting of 2 portfolios	None

Lawrence R. Fuller (64)	Vice President and Portfolio Manager	Senior Vice President since 1993	Managing Director (Equities) of MLIM since 2000; Director of MLIM from 1997 to 2000.	6 registered investment companies consisting of 6 portfolios	None

Debra L. Jelilian (37)	Vice President and Portfolio Manager	Vice President since 2004	Director of MLIM since 1999; Member of the Quantitative Index Management Team since 2000.	3 registered investment companies consisting of 6 portfolios	None

Theodore Magnani (43)	Vice President and Portfolio Manager	Vice President since 2004	Vice President of MLIM since 1992; Portfolio Manager thereof since 1990.	2 registered investment companies consisting of 2 portfolios	None

Patrick Maldari (45)	Vice President and Portfolio Manager	Vice President since 2002	Managing Director of MLIM since 2000; Director (Global Fixed Income) of MLIM from 1997 to 2000.	7 registered investment companies consisting of 5 portfolios	None

Robert F. Murray (47)	Vice President and Portfolio Manager	Vice President since 1998	Director of the Investment Adviser since 2004; Vice President of the Investment Adviser from 1993 to 2001.	2 registered investment companies consisting of 2 portfolios	None

21

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
James Pagano (41)	Vice President and Portfolio Manager	Vice President since 2002	Director of MLIM since 2004 and Vice President of MLIM from 1997 to 2004.	3 registered investment companies consisting of 3 portfolios	None

Jacqueline Rogers-Ayoub (47)	Vice President and Portfolio Manager	Vice President since 1993	Vice President and Portfolio Manager since 1993; Vice President of MLIM since 1986.	2 registered investment companies consisting of 2 portfolios	None

Jeffrey L. Russo (38)	Vice President and Portfolio Manager	Vice President since 2004	Director of MLIM since 2004; Vice President thereof from 1994 to 2004; Member of the Quantitative Index Management Team since 2000.	3 registered investment companies consisting of 6 portfolios	None

Kurt Schansinger (44)	Vice President and Portfolio Manager	Vice President since 2001	Managing Director of the Investment Adviser since 2000; Director (Equities) of the Investment Adviser from 1997 to 2000.	2 registered investment companies consisting of 2 portfolios	None

Robert M. Shearer (49)	Vice President and Portfolio Manager	Vice President since 1998	Managing Director of the Investment Adviser since 2000; First Vice President of the Investment Adviser from 1998 to 2000; Vice President of the Investment Adviser from 1997 to 1998.	3 registered investment companies consisting of 3 portfolios	None

Dennis W. Stattman (53)	Vice President and Portfolio Manager	Vice President since 2001	Managing Director (Equities) of MLIM since 2000; Director of MLIM from 1997 to 2000.	3 registered investment companies consisting of 3 portfolios	None

Richard Vella (47)	Vice President and Portfolio Manager	Vice President since 1998	Managing Director and Head of Global Index and Enhanced Index products for Merrill Lynch Quantitative Advisors since 1999; Managing Director and Head of the Global Index and Enhanced Index business at Bankers Trust from 1984 to 1999.	2 registered investment companies consisting of 2 portfolios	None

Frank Viola (40)	Vice President and Portfolio Manager	Vice President since 2002	Managing Director of MLIM since 2002; Head of the Global Fixed Income Structured Asset Team since 2002; Director (Global Fixed Income) of MLIM from 2000 to 2001 and Vice President from 1997 to 2000.	11 registered investment companies consisting of 5 portfolios	None

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Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Jeffrey Hiller (53)	Chief Compliance Officer	Chief Compliance Officer since 2004	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission’s Division of Enforcement in Washington, D.C. from 1990 to 1995.	127 registered investment companies consisting of 166 portfolios	None

Alice A. Pellegrino (45)	Secretary	Secretary since 2004	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and Princeton Services since 2004.	124 registered investment companies consisting of 163 portfolios	None

*	The address for each officer listed is P.O. Box 9091, Princeton, New Jersey 08543-9091.
**	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators.
***	Elected by and serves at the pleasure of the Board of Directors of the Fund.
****	As a Director, Mr. Doll serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he turns 72.

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Compensation of Directors

        The Fund pays each non-interested Director a combined fee for service on the Board and the Audit Committee of $19,000 per year plus a fee of $1,000 per in-person Board meeting attended and $1,000 per in-person Committee meeting attended. The Chairman of the Audit Committee is paid an additional annual fee of $2,000. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Audit Committee meetings.

        Set forth below is a chart showing the aggregate compensation paid by the Fund to each of its non-interested directors, as well as the total compensation paid to each such director by the Fund and by other MLIM/FAM- advised funds for their services as directors or trustees of such investment companies for the calendar ended December 31, 2004.

Name of Director	Compensation From Fund	Pension or Retirement Benefit Accrued As Part of Fund Expenses	Aggregate Compensation From Fund and MLIM/FAM -advised Funds(1)
Donald W. Burton	$21,150	None	$195,500
M. Colyer Crum(2)	$22,150	None	$169,125
Laurie Simon Hodrick	$21,150	None	$195,500
John Francis O’Brien(3)	$ 0	None	$ 20,917
David H. Walsh(3)	$21,150	None	$195,500
Fred G. Weiss(4)	$21,150	None	$195,500

(1)	For the number of MLIM/FAM advised funds from which each Director received compensation, see the table beginning on page 19.
(2)	Mr. Crum retired as a Director effective January 1, 2005. Mr. Crum served as Chairman of the Audit Committee until December 31, 2004.
(3)	Mr. O’Brien became a Director of the Fund effective January 31, 2005.
(4)	Chairman of the Board and the Audit Committee.

        Pursuant to the terms of the Investment Advisory Agreement, the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries.

        Share Ownership. Information relating to each Director’s share ownership in the Fund and in all registered funds in the MLIM/FAM-advised funds that are overseen by the respective Director (“Supervised Funds”) as of December 31, 2004 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in All Registered Funds Overseen by Director in Supervised Funds
Interested Director:
Robert C. Doll, Jr	None	over $100,000
Non-Interested Directors:
Donald W. Burton	None	over $100,000
Laurie Simon Hodrick	None	$10,000-$50,000
John Francis O’Brien	None	None
David H. Walsh	None	over $100,000
Fred G. Weiss	None	over $100,000

        As of April 15, 2005, the Directors and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2004, none of the non-interested Directors or their immediate family members owned beneficially or of record any securities of Merrill Lynch &Co., Inc. (“ML & Co.”).

Code of Ethics

        The Board of Directors of the Fund has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Fund’s Investment Adviser and Distributor (the “Code”). The Code significantly restricts the personal investing activities of all employees of the Investment Adviser and Distributor and, as described below, imposes additional more onerous restrictions on Fund investment personnel.

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Potential Conflicts of Interest

        Activities of the Investment Adviser, Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their Affiliates (collectively, OMerrill LynchO) and Other Accounts Managed by Merrill Lynch. Merrill Lynch is a worldwide, full service investment banking, broker-dealer, asset management and financial services organization. As a result, Merrill Lynch (including, for these purposes, its directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, is engaged in businesses and has interests other than that of managing the Fund. These are considerations of which investors in any series of the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its series. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Fund.

        Merrill Lynch and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as a Portfolio. Merrill Lynch and its affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Portfolios, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for a Portfolio.

        The results of a Portfolio’s investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Merrill Lynch and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which Merrill Lynch and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

        The investment activities of Merrill Lynch and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

        From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

        In connection with its management of the Portfolios, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Portfolios. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Portfolios.

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        In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

        The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of Merrill Lynch (or, to the extent permitted by the Commission, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. Each Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of a Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with Merrill Lynch and its affiliates on an arms-length basis.

        Each Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Portfolio’s creditworthiness.

        It is also possible that, from time to time, Merrill Lynch or any of its affiliates may, although they are not required to, purchase and hold shares of a Portfolio in order to increase the assets of the Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. Merrill Lynch reserves the right to redeem at any time some or all of the shares of a Portfolio acquired for its own account. A large redemption of shares of a Portfolio by Merrill Lynch could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. Merrill Lynch will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

        It is possible that a Portfolio may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. Each Portfolio also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other Merrill Lynch clients. In making investment decisions for a Portfolio, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit a Portfolio’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

        The Investment Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for a Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Fund and the Investment Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolios’ portfolio transactions. The Code of Ethics can be reviewed and copied at the

26

Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

        The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that a Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for a Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

        Present and future activities of Merrill Lynch, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

Selective Disclosure of Portfolio Holdings

        Pursuant to policies and procedures adopted by the Fund and the Investment Adviser, the Fund and the Investment Adviser may, under certain circumstances as set forth below, make selective disclosure with respect to a Portfolio’s portfolio holdings. The Fund’s Board of Directors has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Investment Adviser the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board provides ongoing oversight of the Fund’s and Investment Adviser’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedure, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

        Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager’s discussion of Portfolio performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell a Portfolio’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Investment Adviser and it affiliates receive no compensation or other consideration with respect to such disclosures.

        Subject to the exceptions set forth below, Confidential Information relating to a Portfolio may not be disclosed to persons not employed by the Investment Adviser or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Fund annual report), through a press release or placement on a publicly-available internet web site, including our web site at www.mutualfunds.ml.com. If the Confidential Information has not been publicly disclosed, an employee of the Investment Adviser who wishes to distribute Confidential Information relating to a Portfolio must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Investment Adviser will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Investment Adviser’s Legal department in which he/she (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of the an attorney in the Investment Adviser’s Legal department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Investment Adviser’s Legal department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Investment Adviser’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of a Portfolio’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing brokers-dealers that is less than thirty days old in order to facilitate

27

the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Portfolio and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Investment Adviser’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of a Portfolio’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Investment Adviser’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Services Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

        Confidential Information — whether or not publicly disclosed — may be disclosed to Fund Directors, the independent Directors’ counsel, outside Fund counsel, the Fund’s accounting services provider and the Fund’s independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund’s Chief Compliance Officer or the Investment Adviser’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Investment Adviser’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

        The Investment Adviser has entered into ongoing arrangements to provide selective disclosure of Portfolio portfolio holdings to the following persons or entities:

        Fund’s Board of Directors
        Fund s Transfer Agent
        Fund’s Independent Registered Public Accounting Firm
        Fund’s accounting services provider — State Street Bank and Trust Company
        Fund Custodian
        Independent Rating Agencies — Morningstar, Inc. and Lipper Inc.
        Information aggregators — Wall Street on Demand and Thomson Financial

        Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. The Board of Directors has a fiduciary duty as directors to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Fund’s Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Investment Adviser’s Legal department.

        The Fund and the Investment Adviser monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Investment Adviser’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit —the Investment Adviser’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Investment Adviser’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Investment Adviser maintains an internal restricted list to prevent trading by the personnel of the Investment Adviser or its affiliates in securities — including securities held by a Portfolio — about which the Investment Adviser has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Portfolio portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

28

INVESTMENT ADVISORY ARRANGEMENTS

        The Fund has entered into an Investment Advisory Agreement with MLIM. The Partners of MLIM are ML & Co. and Princeton Services, Inc. The principal business address of the Investment Adviser is P.O. Box 9011, Princeton, New Jersey 08543-9011. The Investment Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) pursuant to which the Investment Adviser may pay MLAM U.K. a fee for any services it provides to the Portfolios. The following entities may be considered “controlling persons” of Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”): Merrill Lynch Europe PLC (MLAM U.K.’s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

        Securities held by any Portfolio may also be held by other funds for which the Investment Adviser or FAM acts as an adviser, or by investment advisory clients of the Investment Adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for any Portfolio or other funds for which the Investment Adviser or FAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

        Advisory Fee. The Investment Advisory Agreement provides that as compensation for its services to the Fund, the Investment Adviser receives monthly compensation with respect to the Portfolios according to the following schedule:

Aggregate average daily net assets of the eight combined Portfolios	Advisory Fee
Not exceeding $250 million	0.50%
In excess of $250 million but not exceeding $300 million	0.45%
In excess of $300 million but not exceeding $400 million	0.40%
In excess of $400 million but not exceeding $800 million	0.35%
In excess of $800 million	0.30%

        These fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates above applicable to portions of the assets of each Portfolio to the extent that the aggregate average daily net assets of the eight combined Portfolios exceed $250 million, $300 million, $400 million and $800 million (each such amount being a “breakpoint level”). The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Portfolios that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

29

The following table shows the investment advisory fees paid to the Investment Adviser with respect to each Portfolio for the last three fiscal years:

	Fees Paid			Fees Waived			Net Fees
	For the Year Ended			For the Year Ended			For the Year Ended
	2004	2003	2002	2004	2003	2002	2004	2003	2002
Balanced Capital Strategy Portfolio	$3,081,697	$3,007,531	$3,382,487	$ 0	$ 0	$ 0	$3,081,697	$3,007,531	$3,382,487
Core Bond Strategy Portfolio	460,817	485,319	460,848	0	0	0	460,817	485,319	460,848
Fundamental Growth Strategy Portfolio	976,488	926,047	1,128,626	0	0	0	976,488	926,047	1,128,626
Global Allocation Strategy Portfolio	733,089	524,847	502,535	1,501	10,589	3,000	731,588	514,258	499,535
High Yield Portfolio	301,690	315,992	266,205	427	0	0	301,263	315,992	266,205
Intermediate Government Bond Portfolio	625,156	757,775	755,398	0	0	0	625,156	757,775	755,398
Large Cap Core Strategy Portfolio*	853,521	749,023	819,153	0	0	0	853,521	749,023	819,153
Money Reserve Portfolio	1,258,306	1,485,193	1,630,673	0	0	0	1,258,306	1,485,193	1,630,673

*	Formerly known as Capital Stock Portfolio.

        The Investment Advisory Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the respective Portfolios, and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act), of any such party. The Investment Advisory Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of the Fund.

        Payment of Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Portfolios, as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser. Each Portfolio pays all other expenses incurred in its operation, including a portion of the Fund’s general administrative expenses allocated on the basis of the Portfolio’s asset size. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal, state or foreign laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses which will be allocated on the basis of size of the respective Portfolios include directors’ fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (to the extent not paid for by the Distributor), SEC fees, accounting costs and other expenses properly payable by the Fund and allocable on the basis of size of the respective Portfolios. Any litigation costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Directors has determined that this is an appropriate method of allocation of expenses. Certain accounting services are provided for the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Fund pays a fee for these services. Generally, only insurance company separate accounts may purchase Fund shares, for the benefit of such insurance company’s contract holders who elect to have all or a portion of their premium contributions invested in shares of the Funds. Accordingly, each insurance company separate account that owns shares of the Funds maintains omnibus accounts with the Funds’ transfer agent for the benefit of the insurance company’s contract owners, often resulting in considerable savings in administrative expenses for the Funds’ management. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to insurance companies and other financial intermediaries to compensate them for performing sub-transfer agency, recordkeeping and other administrative services on behalf of individual contract owners.

        The Board of Directors of the Fund and the Board’s Audit Committee meet in person at least quarterly for two days. In addition, the Board and the Audit Committee meet frequently by telephone between Board meetings. During these meetings the Board and its Audit Committee, which includes all members of the Board who are not

30

interested persons of the Fund, review and evaluate extensive information regarding the nature, scope and quality of the services provided to the Portfolios by the personnel of the Investment Adviser, MLAM U.K. and their affiliates, and the quality of the personnel providing the services. These services include administrative services, stockholder services, oversight of Portfolio accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Portfolios. The Board also considers the direct and indirect benefits to the Investment Adviser and MLAM U.K. from their relationship with the Portfolios. Based on their experience as Directors of the Fund and as directors of other MLIM/FAM-advised funds, the Board has concluded that each Portfolio benefits, and should continue to benefit, from those services. At each meeting at which an agreement is considered for renewal, the non-interested Directors review Portfolio-specific data, including information supplied by the Investment Adviser and its affiliates concerning the comparability of fees and total expenses and the performance of each Portfolio, and the profitability of each Portfolio to the Investment Adviser.

        In addition to information supplied to the Board by the Investment Adviser and its affiliates, the Board considers extensive data compiled by Lipper Inc. that compares each Portfolio to other funds with comparable assets under management that are not advised by the Investment Adviser, FAM or their affiliates and that invest primarily in the types of securities and other instruments used by each Portfolio. This information includes comparative data on performance, each Portfolio’s fee rate for advisory and administrative services and ratios for management expenses, investment-related expenses, analyses of portfolio turnover and total expenses. The Board reviews each Portfolio’s contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels — the actual rate includes advisory and administrative service fees and the effects of any fee waivers — and reviews historical Portfolio performance compared to the other funds in its category. The Board also compared each Portfolio’s total expenses to those of other, similarly managed funds. With respect to each Portfolio, the Board noted the following: (i) each Portfolio had a contractual management fee rate and an actual management fee rate at a common asset level that were lower than the average fee rate of the funds in its category and (ii) each Portfolio had total expenses that were lower that the average median of the funds in its group. The Board also noted that each Portfolio other than Balanced Capital Strategy Portfolio and High Yield Portfolio had historical performance — both including and excluding the Portfolio’s expenses — that was generally higher than the average in its performance group. The Board further noted that the Balanced Capital Strategy Portfolio’s performance was generally at or just below the average of its performance group and that High Yield Portfolio’s performance, though somewhat below the average for the three and five year periods had improved to above the average for the one-year period. Based on all the information reviewed, the Board determined that the each Portfolio’s fees and expenses were reasonable in relation to the services provided.

        The Board also requested, received and considered profitability information related to the management revenues from the Portfolios. The Board also received and evaluated information concerning any “soft dollar” benefits to the Investment Adviser and its affiliates from the trading of portfolio securities. Based upon the information reviewed and their discussion, the Board concluded that each Portfolio’s management fee and its fee rate schedule was reasonable in relation to the services provided by the Investment Adviser and, where applicable, MLAM U.K. to that Portfolio as well as the costs incurred and benefits to be gained by the Investment Adviser, MLAM U.K. and their affiliates in providing such services. The Board also found the management fee rates and total expense ratios to be reasonable in comparison to the fees charged by other comparable funds of similar size.

        In reviewing the Investment Advisory Agreement, the Board attaches substantial importance to the experience, resources and strengths of the Investment Adviser and its affiliates in managing investment companies that invest in U.S. and foreign equity and debt securities, and/or money market securities using a variety of investment strategies and styles — including other MLIM/FAM-advised funds that have investment objectives and strategies substantially similar to a Portfolio. The Board considered the amount of equity, fixed income and money market assets under the management of the Investment Adviser and its affiliates as well as the experience of each Portfolio’s portfolio management team. The Board noted that the Investment Adviser is one of the largest managers of equity assets and has over twenty-five years experience investing in equity, fixed income and money market securities, and that each Portfolio’s portfolio manager or management team, has extensive experience investing in the types of securities in which the Portfolio they manage invests. The Board noted that the Investment Adviser has a high level of expertise in managing the types of investments used by each Portfolio and concluded that each Portfolio benefits, and should continue to benefit, from that expertise. The Board based its conclusions on the Board members’ experience as directors of other open-end investment

31

companies managed by the Investment Adviser that invest in the types of securities used by each Portfolio and on their experience with other services, such as security analysis and risk management, performed by the Investment Adviser.

        The Board considered whether there should be changes in the advisory fee rate or structure in order to enable a Portfolio to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Portfolio’s assets. The Board determined that the current advisory fee structure which includes breakpoints that reduce each Portfolio’s advisory fee rate as the Fund’s assets increase was reasonable and that changes were not currently necessary. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Portfolio Manager Information

        Each Portfolio is managed by the portfolio manager or management team described in the Prospectus.

        Other Portfolios and Accounts Managed

        Set forth below is information regarding other funds and accounts managed by each Portfolio’s Portfolio manager or managers as of December 31, 2004.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Fund and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

Balanced Capital Strategy Portfolio
Kurt Schansinger	2	3	10	0	0	0
	$3,162,548,843	$495,873,135	$ 353,215,487

Patrick Maldari	7	2	2	0	0	0
	$3,768,486,113	$346,095,626	$ 161,739,828

James Pagano	7	2	2	0	0	0
	$3,768,486,113	$346,095,626	$ 161,739,828

John Burger	10	3	7	0	0	0
	$5,932,706,043	$551,065,039	$ 469,919,354

Frank Viola	12	3	9	0	0	1
	$6,210,791,623	$513,283,622	$2,061,007,649			$152,662,058

Core Bond Strategy Portfolio

Patrick Maldari	7	2	2	0	0	0
	$4,548,381,410	$346,095,626	$ 161,739,828

James Pagano	7	2	2	0	0	0
	$4,548,381,410	$346,095,626	$ 161,739,828

John Burger	10	3	7	0	0	0
	$6,712,601,340	$551,065,039	$ 469,919,354

Frank Viola	12	3	9	0	0	1
	$6,990,686,920	$513,283,622	$2,061,007,649			$152,662,058

Fundamental Growth Strategy
Larry Fuller	6	3	2	0	0	0
	$6,840,821,972	$246,079,067	$ 62,440,878

Thomas Burke	6	3	2	0	0	0
	$6,840,821,972	$246,079,067	$ 62,440,878

Global Allocation Strategy Portfolio
Dennis Stattman	2	1	0	0	0	0
	$10,811,482,864	$2,167,665,049

Intermediate Government Bond Portfolio
Theodore Magnani	2	2	1	0	0	1
	$621,276,172	$9,577,248,171	$ 152,662,058			$152,662,058

High Yield Portfolio
Robert Murray	1	3	0	0	0	0
	$318,451,259	$318,750,883

Large Cap Core Strategy Portfolio
Robert C. Doll, Jr	13	3	2	0	0	0
	$5,291,604,288	$794,620,067	$ 134,765,032

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       Portfolio Ownership

        As of the Fund’s fiscal year ended December 31, 2004, no portfolio manager beneficially owned any equity securities of any Portfolio because no portfolio manager had invested in the type of insurance contract through which the Portfolios must be purchased.

       Portfolio Manager Compensation

        The portfolio manager compensation program of the Investment Adviser and its affiliates (collectively, herein “MLIM”) is critical to MLIM’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

1.	Fundamental Growth Strategy Portfolio, Global Allocation Strategy Portfolio, Core Bond Strategy Portfolio, Intermediate Government Bond Portfolio and High Yield Portfolio

       Compensation Program

        The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

       Base Salary

        Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

       Performance-Based Compensation

        MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

        MLIM’s formulaic portfolio manager compensation program includes: investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on the products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch’s principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

       Cash Bonus

        Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

33

       Stock Bonus

        A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (herein, the “Company”) stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

        The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Fund’s shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the Company’s performance. Portfolio managers therefore have a direct incentive to protect the Company’s reputation for integrity.

       Other Compensation Programs

        Portfolio managers who meet relative investment performance and expense management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own funds) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

       Other Benefits

        Portfolio managers are also eligible to participate in broad-based plans offered generally to Company employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

2. Balanced Capital Strategy Portfolio

       Compensation Program

        The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

       Base Salary

        Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

       Performance-Based Compensation

        MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

        MLIM’s formulaic portfolio manager compensation program include: investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers

34

the extent to which individuals exemplify and foster Merrill Lynch’s principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

       Cash Bonus

        Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

       Stock Bonus

        A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of the Company stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

        The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Company’s shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the Company’s performance. Portfolio managers therefore have a direct incentive to protect the Company’s reputation for integrity.

       Other Benefits

        Portfolio managers are also eligible to participate in broad-based plans offered generally to Company employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

3. Large Cap Core Strategy Portfolio

       Compensation Program

        The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

       Base Salary

        Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

       Performance-Based Compensation

        MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

        To that end, the portfolio manager incentive compensation is derived based on the portfolio manager’s performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager’s compensation can be based on MLIM’s investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and

35

risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch’s principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

       Cash Bonus

        Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

       Stock Bonus

        A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of the Company. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

        The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives.

        Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the Company’s performance. Portfolio managers therefore have a direct incentive to protect the Company’s reputation for integrity.

       Other Benefits

        Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

       Potential Material Conflicts of Interest — All Portfolios

        Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one Portfolio or account, including the following:

        Certain investments may be appropriate for a Portfolio and also for other clients advised by the Investment Adviser and its affiliates, including other client accounts managed by the Portfolio’s portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

        To the extent that each Portfolio’s portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

        In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio’s portfolio management team owns an interest in one Portfolio or account he or she manages and not another.

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Accounting Services. The Fund has entered into an agreement with State Street pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. The Investment Adviser also provides certain additional accounting services and each Portfolio reimburses the Investment Adviser for such services.

The table below sets forth the fees paid by the Fund to State Street and to the Investment Adviser for accounting services for the periods shown:

Fiscal Year Ended December 31,	Paid to State Street	Paid to the Investment Adviser
2004	$768,276	$51,790
2003	$771,837	$53,146
2002	$826,700	$90,952

DETERMINATION OF NET ASSET VALUE

        The net asset value of each Portfolio (other than the Money Reserve Portfolio) is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on the prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is open on business days other than national holidays and Good Friday. The net asset value per share of a Portfolio (other than the Money Reserve Portfolio) is computed by dividing the sum of the value of the securities plus any cash or other assets (including interest and dividends accrued) held by such Portfolio minus all liabilities (including accrued expenses) by the total number of shares outstanding of that Portfolio at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

        In accordance with the SEC rule applicable to the valuation of the portfolio securities of the Money Reserve Portfolio and consistent with its operating policies, the Money Reserve Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of 397 calendar days (or 762 calendar days in the case of U.S. Government securities) or less only, and invest only in securities determined by the directors to be of high quality with minimal credit risks and which meet certain credit standards prescribed by the rule. In addition, the directors have established procedures designed to stabilize, to the extent reasonably possible, the Portfolio’s price per share as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated pursuant to the penny rounding method will be reported to the directors by the Investment Adviser. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Portfolio will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations.

        If in the view of the Board of Directors of the Fund it is inadvisable to continue the practice of maintaining the net asset value of the Money Reserve Portfolio at $1.00 per share, the Board of Directors of the Fund reserves the right to alter the procedure. The Fund will notify the Accounts of any such alteration.

        Securities held by each Portfolio with a remaining maturity of 60 days or less are valued on an amortized cost basis, unless particular circumstances dictate otherwise. Under this method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); and thereafter the Portfolios assume a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit and variable amount master demand note is deemed to be the next coupon date on which the interest rate is to be adjusted. If, due to the impairment of the creditworthiness of the issuer of a security held by a Portfolio or to other factors with respect to such security, the fair value of such security is not fairly reflected through the amortized cost method of valuation, such security will be valued at fair value as determined in good faith by the Board of Directors.

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        Except with respect to securities held by the Money Reserve Portfolio having a remaining maturity of 60 days or less, securities held by each Portfolio will be valued as follows: Securities that are held by a Portfolio that are traded on stock exchanges or the NASDAQ National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

        Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges.

        Repurchase agreements are valued at cost plus accrued interest. Each Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

        Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Portfolio’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Portfolio’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        If the securities in which a particular Portfolio invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. The cost of executing portfolio securities transactions of each Fund will primarily consist of brokerage commissions or underwriter or dealer spreads.

        While the Investment Adviser seeks to obtain the most favorable net results in effecting transactions in the Fund’s portfolio securities, dealers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. If, in the judgment of the Investment Adviser, a particular Portfolio or Portfolios will be benefited by such supplemental research services, the Investment Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser

38

under the Investment Advisory Agreement. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Investment Adviser may use such supplemental research in providing investment advice to its other investment advisory accounts.

        Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers or dealers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based upon brokerage or research services provided to the Investment Adviser and its clients, including the Fund. The Investment Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

        Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

        To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might utilize Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

        In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

        From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of

39

arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

        The Investment Adviser does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Investment Adviser neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

        Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:

Fiscal Year Ended December 31,	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch
2004	$1,467,066	$139,828
2003	$1,992,397	$234,913
2002	$2,387,461	$215,721

For the fiscal year ended December 31, 2004, the brokerage commissions paid to Merrill Lynch represented 9.53% of the aggregate brokerage commissions paid and involved 4.40% of the Fund’s dollar amount of transactions involving payment of commissions during the year.

        The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively, the lending agent received $23,210, $92,202 and $163,263 in securities lending agent fees from the Fund. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Investment Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser’s waiver of a portion of its advisory fee.

        Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of the Fund’s portfolio securities unless an exemptive order allowing such transactions is obtained from the SEC. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch Government Securities Inc. (“GSI”), Merrill Lynch Money Markets Inc. (“MMI”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), may not serve as dealers in connection with such transactions except pursuant to exemptive orders from the Securities and Exchange Commission, such as the order described below. However, affiliated persons of the Fund may serve as its broker in over-the-counter or other transactions conducted on an agency basis, subject to the Fund’s policy of obtaining best price and execution. The Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member except in accordance with rules and regulations under the Investment Company Act.

        The SEC has issued an exemptive order permitting the Fund to conduct principal transactions with respect to the Money Reserve Portfolio with GSI and MMI in United States Government and government agency securities, and certain other money market securities, subject to a number of conditions, including conditions designed to insure that the prices to the Portfolio available from GSI and MMI are equal to or better than those available from other sources. GSI and MMI have informed the Fund that they will in no way, at any time, attempt to influence or control the activities of the Fund or the Investment Adviser in placing such principal transactions. The exemptive order allows GSI and MMI to receive a dealer spread on any transaction with the Fund no greater than their customary dealer spreads for transactions of the type involved.

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Exemptive Order Information for Principal Transactions with Money Reserve Portfolio:

The number and dollar value of transactions engaged in by the Fund pursuant to an outstanding exemptive order are as follows:

Fiscal Year Ended December 31,	Number	Dollar Volume
2004	20	$111,750,308
2003	18	$113,720,528
2002	71	$400,427,360

        Certain court decisions have raised questions as to whether investment companies should seek to “recapture” brokerage commissions and underwriting and dealer spreads by effecting their purchases and sales through affiliated entities. In order to effect such an arrangement, the Fund would be required to seek an exemption from the Investment Company Act so that it could engage in principal transactions with affiliates. The Board of Directors has considered the possibilities of seeking to recapture spreads for the benefit of the Fund and, after reviewing all factors deemed relevant, has made a determination not to seek such recapture at this time. The Board will reconsider this matter from time to time. The Fund will take such steps as may be necessary to effect recapture, including the filing of applications for exemption under the Investment Company Act, if the Directors should determine that recapture is in the best interests of the Fund or otherwise required by developments in the law. The Investment Adviser has arranged for the Fund’s Custodian to receive on behalf of the Fund any tender offer solicitation fees payable with respect to portfolio securities of the Fund.

Regular Broker/Dealer Information:

        The value of the Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2004 are as follows:

Balanced Capital Strategy

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000‘s)
Citigroup, Inc.	E	$13,009
Morgan Stanley	E	$11,104
JPMorgan Chase & Co.	E	$ 7,997
Goldman Sachs Group, Inc.	D	$ 2,095
Citigroup, Inc.	D	$ 1,908
Credit Suisse First Boston USA, Inc.	D	$ 742
JPMorgan Chase & Co.	D	$ 699

Core Bond Strategy

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000‘s)
Goldman Sachs Group, Inc.	D	$916
Citigroup, Inc.	D	$895
Credit Suisse First Boston USA, Inc.	D	$327
JPMorgan Chase & Co.	D	$307

Global Allocation Strategy

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000‘s)
Citigroup, Inc.	E	$1,575
Credit Suisse Group	E	$ 359
JPMorgan Chase & Co.	E	$ 254
UBS AG Registered Shares	E	$ 235
Goldman Sachs Group, Inc.	E	$ 62
Lehman Brothers Holdings, Inc.	E	$ 52

Large Cap Core Strategy

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000‘s)
Citigroup, Inc.	E	$2,987
JPMorgan Chase & Co.	E	$ 429

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Money Reserve

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000‘s)
Morgan Stanley	D	$10,550
Goldman Sachs Group, Inc.	D	$ 4,100

Portfolio Turnover

        The Investment Adviser will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in the general market, economic or financial conditions. A Fund’s portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends and/or ordinary income dividends. See “Dividends and Taxes — Taxes.” High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

REDEMPTION OF SHARES

        The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the SEC or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the SEC as a result of which disposal of portfolio securities or determination of the net asset value of each Portfolio is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

        The Fund has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

        Reference is made to “Other Important Information — Dividends and Taxes” in the Prospectus.

Federal Income Taxes

        Under the Code, each Portfolio of the Fund will be treated as a separate corporation for federal income tax purposes and, thus, each Portfolio is required to satisfy the qualification requirements under the Code for treatment as a regulated investment company. There will be no offsetting of capital gains and losses among the Portfolios.

        Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as it so qualifies, a Portfolio (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. The Fund intends to distribute substantially all of such income. To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

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DISTRIBUTION ARRANGEMENTS

        The Fund has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor with respect to the sale of the Fund’s shares to the Distributor for resale to the Accounts. Such shares will be sold at their respective net asset values and therefore will involve no sales charge. The Distributor is a wholly-owned subsidiary of ML & Co.

        The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

PERFORMANCE DATA

        From time to time, the average annual total return and other total return data, as well as yield, of one or more of the Fund’s Portfolios may be included in advertisements or information furnished to present or prospective Contract Owners. Total return and yield figures are based on the Portfolio’s historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the SEC.

        Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

        Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the offering price per share on the last day of the period. The yield for the 30-day period ending December 31, 2003 was 7.21% for the High Yield Portfolio, 3.12% for the Core Bond Strategy Portfolio, and 2.84% for the Intermediate Government Bond Portfolio.

        Total return and yield figures are based on the Portfolio’s historical performance and are not intended to indicate future performance. The Portfolio’s total return and yield will vary depending on market conditions, the securities comprising the Portfolio’s portfolio, the Portfolio’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Portfolio will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. The yield and total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

        On occasion, one or more of the Portfolios may compare its performance to that of the S&P 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., or Variable Annuity Research Data Service or contained in publications such as Morningstar Publications, Inc., Chase Investment Performance Digest, Money Magazine, U.S. News & World Report, BusinessWeek, Financial Services Weekly, Kiplinger Personal Finances, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine, Wall Street Journal, USA Today, Barrons, Strategic Insight, Donaghues, Investors Business Daily and Ibbotson Associates. As with other performance data, performance comparisons should not be considered indicative of the Portfolio’s relative performance for any future period.

        The Global Allocation Strategy Portfolio may also compare its performance to the performance of a reference portfolio, an unmanaged weighted index comprised as follows: 36% Standard & Poor’s Index, 24% FTSE World Index (ex-U.S.) Equities, 24% Merrill Lynch Treasury Index GA05, and 16% Citigroup World Government Bond Index (ex-U.S.). On occasion, the Portfolio may compare its performance to various indices, including the Financial Times/Standard &Poor’s-Actuaries World Index, the Dow Jones Industrial Average, the Standard &Poor’s 500 Index or other market indices; or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), CDA Investment Technology, Inc., Money Magazine, U.S. News &World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Portfolio may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time the Portfolio may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

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        The Money Reserve Portfolio normally computes its annualized yield by determining the net change for a seven-day base period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365 an then dividing by seven. Under this calculation, the yield does not reflect realized and unrealized gains and losses on portfolio securities. The Securities and Exchange Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return by dividing the base period by seven, adding one to the quotient, raising the sum to the 365th power, and subtracting one from the result. This compounded yield calculation also excludes realized or unrealized gains or losses on portfolio securities.

        Set forth below is average annual return information for the shares of each of the Portfolios. The average annual total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease average annual total return.

AVERAGE ANNUAL TOTAL RETURN

Expressed as a Percentage Based on a Hypothetical $1,000 Investment
BALANCED CAPITAL STRATEGY PORTFOLIO:
One Year Ended December 31, 2004	8.64%
Five Years Ended December 31, 2004	0.35%
Ten Years Ended December 31, 2004	8.06%

CORE BOND STRATEGY PORTFOLIO:
One Year Ended December 31, 2004	4.48%
Five Years Ended December 31, 2004	7.33%
Ten Years Ended December 31, 2004	7.36%

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO:
One Year Ended December 31, 2004	7.51%
Five Years Ended December 31, 2004	-5.52%
Ten Years Ended December 31, 2004	12.08%

GLOBAL ALLOCATION STRATEGY PORTFOLIO:
One Year Ended December 31, 2004	14.69%
Five Years Ended December 31, 2004	3.43%
Ten Years Ended December 31, 2004	8.24%

HIGH YIELD PORTFOLIO:
One Year Ended December 31, 2004	12.11%
Five Years Ended December 31, 2004	5.37%
Ten Years Ended December 31, 2004	6.62%

INTERMEDIATE GOVERNMENT BOND PORTFOLIO:
One Year Ended December 31, 2004	4.15%
Five Years Ended December 31, 2004	6.90%
Ten Years Ended December 31, 2004	7.10%

LARGE CAP CORE STRATEGY PORTFOLIO:
One Year Ended December 31, 2004	17.15%
Five Years Ended December 31, 2004	0.47%
Ten Years Ended December 31, 2004	10.37%

MONEY RESERVE PORTFOLIO:
One Year Ended December 31, 2004	1.10%
Five Years Ended December 31, 2004	2.78%
Ten Years Ended December 31, 2004	4.08%

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        The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

        The Fund’s Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to each Portfolio’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Portfolio. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Portfolio and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Portfolio. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Portfolios, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

        In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Investment Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser’s Legal department appointed by the Investment Adviser’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Portfolio, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

        The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Portfolio (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Committee, in conjunction with a Portfolio’s portfolio manager, may determine that the Portfolio’s specific circumstances require that its proxies be voted differently.

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        To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Portfolio in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

        The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Portfolio.

        From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser including investment companies for which the Investment Adviser provides investment advisory, administrative, and/or other services (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

        In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

        In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Portfolio’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

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The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.
•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.
•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.
•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.
•	Routine proposals related to requests regarding the formalities of corporate meetings.
•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.
•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

        Information about how a Portfolio voted proxies relating to securities held in the Portfolio’s portfolio during the most recent 12-month period ended June 30 is available without charge (1) at www.mutualfunds.ml.com and (2) on the Commission’s web site at http://www.sec.gov.

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ADDITIONAL INFORMATION

        Under a separate agreement, ML & Co. has granted the Fund the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co., under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

ORGANIZATION OF THE FUND

        The Fund was incorporated under the laws of the State of Maryland on September 4, 1980 as the Merrill Lynch Investment Series Fund, Inc. On January 16, 1981, the Fund changed its name to Merrill Lynch Series Fund, Inc. The authorized capital stock of the Fund consists of 4,100,000,000 shares of Common Stock, par value $0.10 per share. The shares of Common Stock are divided into twenty-six classes, Money Reserve Portfolio Common Stock, Intermediate Government Bond Portfolio Common Stock, Core Bond Strategy Portfolio Common Stock, High Yield Portfolio Common Stock, Large Cap Core Strategy Portfolio Common Stock, Fundamental Growth Strategy Portfolio Common Stock, Balanced Capital Strategy Portfolio Common Stock, Global Allocation Strategy Portfolio Common Stock, Low Duration Portfolio Common Stock, Global SmallCap Portfolio Common Stock, Equity Dividend Portfolio Common Stock, Mid Cap Value Opportunities Portfolio Common Stock, Small Cap Index Portfolio Common Stock and International Index Portfolio Common Stock and ten classes of Common Stock that have been designated classes A, B, C, D, E, F, G, H, I and J, respectively. The Fund has no present plan to issue shares of classes A, B, C, D, E, F, G, H, I or J Common Stock. Each class of Common Stock consists of 100,000,000 shares, except for the Money Reserve Portfolio, which has 2,000,000,000 authorized shares, the Balanced Capital Strategy Portfolio, which has 300,000,000 authorized shares and Low Duration Portfolio Common Stock, Global SmallCap Portfolio Common Stock, Equity Dividend Portfolio Common Stock, Mid Cap Value Opportunities Portfolio Common Stock, Small Cap Index Portfolio Common Stock and International Index Portfolio Common Stock, each of which has 90,000,000 authorized shares. All shares of Common Stock have equal voting rights, except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio. Pursuant to the Investment Company Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a class whose shareholders have not approved such matter. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable, have no preference, pre-emptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any class are entitled to redeem their shares as set forth under “Redemption of Shares.” Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors. The Fund does not intend to hold meetings of shareholders unless under the Investment Company Act shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of the selection of independent accountants.

Monarch Life Insurance Company (“Monarch”) provided the initial capital for each of the Fund’s Portfolios and the Investment Adviser paid the initial organizational expenses of each Portfolio. The Investment Adviser was reimbursed by Monarch for all such expenses over a five-year period.

Additional Information

        To the knowledge of the Fund, the following entities owned beneficially or of record 5% or more of the shares of a Portfolio as of April 15, 2005.

Fund	Name and Address of Shareholder	Percent
MERCURY BALANCED CAPITAL STRATEGY	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	80.91%

48

Fund	Name and Address of Shareholder	Percent
MERCURY BALANCED CAPITAL STRATEGY	ML LIFE INSURANCE CO OF NY 2 World Financial Center, South Tower 5th FL New York, NY 10080	8.60%

MERCURY BALANCED CAPITAL STRATEGY	MONARCH LIFE INSURANCE CO PO Box 9039 Springfield, MA 01102-9039	6.31%

MERCURY CORE BOND STRATEGY	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	63.74%

MERCURY CORE BOND STRATEGY	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	23.65%

MERCURY CORE BOND STRATEGY	MONARCH LIFE INSURANCE CO PO Box 9039 Springfield, MA 01102-9039	6.28%

MERCURY CORE BOND STRATEGY	ML LIFE INSURANCE CO OF NY 2 World Financial Center, South Tower 5th FL New York, NY 10080	5.83%

MERCURY FUNDAMENTAL GROWTH STRATEGY	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	63.20%

MERCURY FUNDAMENTAL GROWTH STRATEGY	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	21.96%

MERCURY FUNDAMENTAL GROWTH STRATEGY	MONARCH LIFE INSURANCE CO PO Box 9039 Springfield, MA 01102-9039	8.26%

MERCURY FUNDAMENTAL GROWTH STRATEGY	ML LIFE INSURANCE CO OF NY 2 World Financial Center, South Tower 5th FL New York, NY 10080	5.38%

MERCURY GLOBAL ALLOCATION STRATEGY	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	59.99%

MERCURY GLOBAL ALLOCATION STRATEGY	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	27.17%

MERCURY GLOBAL ALLOCATION STRATEGY	ML LIFE INSURANCE CO OF NY 2 World Financial Center, South Tower 5th FL New York, NY 10080	6.97%

MERCURY HIGH YIELD PORTFOLIO	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	61.61%

MERCURY HIGH YIELD PORTFOLIO	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	30.68%

49

Fund	Name and Address of Shareholder	Percent
MERCURY LARGE CAP CORE STRATEGY PORTFOLIO	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	67.40%

MERCURY LARGE CAP CORE STRATEGY PORTFOLIO	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	14.62%

MERCURY LARGE CAP CORE STRATEGY PORTFOLIO	MONARCH LIFE INSURANCE CO PO Box 9039 Springfield, MA 01102-9039	9.10%

MERCURY LARGE CAP CORE STRATEGY PORTFOLIO	ML LIFE INSURANCE CO OF NY 2 World Financial Center, South Tower 5th FL New York, NY 10080	7.71%

MERCURY MONEY RESERVES PORTFOLIO	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	67.96%

MERCURY MONEY RESERVES PORTFOLIO	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	11.64%

MERCURY MONEY RESERVES PORTFOLIO	MONARCH LIFE INSURANCE CO PO Box 9039 Springfield, MA 01102-9039	10.02%

MERCURY MONEY RESERVES PORTFOLIO	ML LIFE INSURANCE CO OF NY 2 World Financial Center, South Tower 5th FL New York, NY 10080	8.66%

FINANCIAL STATEMENTS

        The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2004 Annual Report. You may request a copy of the Annual Report at no charge by calling (800) 637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

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Code #19058-0505

PART C. OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number			Description
1	(a)	—	Articles of Incorporation of Registrant.(a)
	(b)	—	Articles of Amendment to Registrant’s Articles of Incorporation.(b)
	(c)	—	Articles of Amendment to Registrant’s Articles of Incorporation increasing the number of authorized shares of Registrant.(c)
	(d)	—	Certificate of Correction of Articles of Amendment of Registrant.(d)
	(e)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the redesignation of shares of common stock as Balanced Capital Strategy Portfolio Common Stock.(e)
	(f)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as High Yield Portfolio Common Stock.(f)
	(g)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Natural Resources Portfolio Common Stock and Global Allocation Strategy Portfolio Common Stock.(g)
	(h)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation increasing the number of authorized shares of Registrant.(h)
	(i)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the redesignation of shares of common stock as Balanced Portfolio Common Stock and increasing the authorized shares of Money Reserve Portfolio Common Stock.(i)
	(j)	—	Articles of Amendment to Articles Supplementary designating common stock of Merrill Lynch Global Strategy Portfolio, Merrill Lynch Growth Stock Portfolio, Merrill Lynch Long Term Corporate Bond Portfolio, and Merrill Lynch Multiple Strategy Portfolio.(r)
	(k)	—	Articles of Amendment to Articles Supplementary designating common stock of Merrill Lynch Capital Stock Portfolio.(r)
2		—	By-Laws of Registrant, as amended.(j)
3		—	None.
4	(a)	—	Form of Investment Advisory Agreement.(t)
	(b)	—	Amended and Restated Sub-Advisory Agreement.(t)
5		—	Form of Amended Distribution Agreement.(t)
6		—	None.
7		—	Form of Custodian Agreement.(k)
8	(a)	—	Form of Unified Transfer Agency, and Dividend Disbursing Agreement.(l)
	(b)	—	Form of Amended Transfer Agency, and Dividend Disbursing Agreement.(t)
	(c)	—	Form of Agreement relating to the use of the “Merrill Lynch” name.(m)
	(d)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(p)
	(e)	—	Form of Securities Lending Agency Agreement between the Registrant and QA Advisors LLC (now MLIM LLC) dated August 10, 2001.(s)
9		—	Opinion of Rogers & Wells (incorporated by reference to Registrant’s Rule 24f-2 notice of February 20, 1997).
10		—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.
11		—	None.
12		—	None.
13		—	None.
14		—	Rule 18f-3 Plan.(t)
15		—	Code of Ethics, as amended.(o)
16		—	Power of Attorney.(q)

(a)	Incorporated by reference to Exhibit No. 21(a) filed with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (“Pre-Effective Amendment No. 2“).
(b)	Incorporated by reference to Exhibit 1(b) filed with Pre-Effective Amendment No. 2.
(c)	Incorporated by reference to Exhibit 1(c) filed with Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A (“Post-Effective Amendment No. 4“).
(d)	Incorporated by reference to Exhibit 1(d) filed with Post-Effective Amendment No. 4.

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(e)	Incorporated by reference to Exhibit 1(e) filed with Post-Effective Amendment No. 4.
(f)	Incorporated by reference to Exhibit 1(f) filed with Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A (“Post-Effective Amendment No. 5“).
(g)	Incorporated by reference to Exhibit 1(g) filed with Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A.
(h)	Incorporated by reference to Exhibit 1(h) filed with Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (“Post-Effective Amendment No. 9“).
(i)	Incorporated by reference to Exhibit 1(i) filed with Post-Effective Amendment No. 9.
(j)	Incorporated by reference to Exhibit 2 filed with Post-Effective Amendment No. 9.
(k)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of The Asset Program, Inc. (File No. 33-53887), filed on March 21, 2002.
(l)	Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329) filed on January 14, 2005.
(m)	Incorporated by reference to Exhibit 9(b) filed with Post-Effective Amendment No. 2.
(n)	Incorporated by reference to Exhibit 11 filed with Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.
(o)	Incorporated by reference to Exhibit 15 filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 333-110936), filed on January 22, 2004.
(p)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.
(q)	Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 19 to the Registration Statement under the Securities Act of 1933 on Form N-1A of Merrill Lynch U.S. Treasury Money Fund (File No. 33-37537), filed on March 24, 2005.
(r)	Incorporated by reference to Exhibits 1(j) and 1(k) filed with Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A.
(s)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929) filed on July 24, 2002.
(t)	Incorporated by reference to identically numbered exhibit filed with Post-Effective Amendment No. 30.

Other Exhibits

(a) Power of Attorney (incorporated by reference to Other Exhibits filed with Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A.)

Item 24. Persons Controlled By or Under Common Control with Registrant.

The Registrant does not control any other person. Except that substantially all of Registrant’s issued and outstanding shares are and will be held by Monarch Life Insurance Company for its Variable Account A and by separate accounts of Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York, the Registrant is not under common control with any other person.

Item 25. Indemnification.

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant, except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees and judgments, fines and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Under each Distribution Agreement, the Registrant has agreed to indemnify the Distributor against any loss, liability, claim, damage or expense arising out of any untrue statement of a material fact, or an omission to state a material fact, in any registration statement, prospectus or report to shareholders of the Registrant. Reference is made to Article VI of Registrant’s Certificate of

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Incorporation, Article VI of Registrant’s By-laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of each Distribution Agreement. The Registrant has obtained an officers’ and directors’ liability insurance policy for its officers and directors.

Item 26. Business and Other Connections of Investment Adviser.

Merrill Lynch Investment Managers, L.P. (the “Investment Adviser” or “MLIM”) acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies and also acts as sub-adviser to certain other portfolios.

Fund Asset Management, L.P. (“FAM”), an affiliate of the Investment Adviser, acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, FAM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, LP (“Princeton Administrators”) is also PO Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (FAMD) is PO Box 9081, Princeton, New Jersey

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08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch &Co., Inc. (“ML&Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of Financial Data Services, Inc. (“FDS”) is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and director of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for at least the last two fiscal years for his, her or its own account or in the capacity of director, officer, partner or trustee. Additionally, Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM, MLIM or its affiliates, and Mr. Doll is an officer and/or Board Member of all or substantially all of such companies.

Name	Positions with Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of FAM

Princeton Services	General Partner	General Partner of FAM

Robert C. Doll, Jr.	President	President of MLIM/FAM-advised funds; President of FAM; Co-Head (Americas Region) of MLIM from 1999 to 2001; President and Director of Princeton Services; President of Princeton Administrators; Chief Investment Officer of OppenheimerFunds, Inc., in 1999 and Executive Vice President thereof from 1991 to 1999

Donald C. Burke	First Vice President and Treasurer	First Vice President and Treasurer of FAM; Senior Vice President, Director and Treasurer of Princeton Services; Vice President of FAMD

Andrew J. Donohue	Senior Vice President and General Counsel	Senior Vice President and General Counsel of FAM; Senior Vice President, General Counsel and Director of Princeton Services; President and Director of FAMD

Alice A. Pellegrino	Secretary	Secretary of FAM, Princeton Services and FAMD

(b) Merrill Lynch Asset Management U.K. Limited (“MLAM UK”) acts as sub-adviser to a number of registered investment companies.

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The address of each of these investment companies is PO Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM UK is 33 King William Street, London EC4R 9AS, England.

Set forth below is a list of each executive officer and director of MLAM UK indicating each business profession, vocation or employment of a substantial nature in which each such person had been engaged since December 1, 2002, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn and Burke are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26:

Name	Positions with MLAM UK	Other Substantial Business, Profession, Vocation or Employment
Nicholas C.D. Hall	Director	Director of MLIM and the Institutional Liquidity Fund plc; First Vice President and General Counsel for MLIM (EMEA Region)

James T. Stratford	Alternate Director	Director of MLIM; Head of Compliance, MLIM (EMEA Region)

Donald C. Burke	Treasurer	First Vice President and Treasurer of MLIM and FAM; Senior Vice President, Director and Treasurer of Princeton Services; Vice President of FAMD

Debra Anne Searle	Company Secretary	None

Item 27. Principal Underwriters.

(a) FAMD acts as the principal underwriter for each of the following open-end registered investment companies including the Registrant: Financial Institutions Series Trust, Mercury Basic Value Fund, Inc., Mercury Funds II, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Equity Dividend Fund, Merrill Lynch EuroFund, Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Inflation Protected Fund, Merrill Lynch International Fund of Mercury Funds, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Investment Fund, Merrill Lynch Retirement Series Trust, FAM Series Fund, Inc., Merrill Lynch Short Term U.S. Government Fund,

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Inc., Merrill Lynch Value Opportunities Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., FAM Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Asset Program, Inc and Merrill Lynch Principal Protected Trust. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

(b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is PO Box 9081, Princeton, New Jersey 08543-9081.

Name	Position(s) and Officer(s) with Underwriter	Position(s) and Office(s) with Registrant

Andrew J. Donohue	President and Director	None
Michael G. Clark	Director	None
Thomas J. Verage	Director	None
Donald C. Burke	Vice President	Vice President and Treasurer
Daniel Dart	Director	None
Jerry W. Miller	Director	None
John Fosina	Treasurer	None
Alice A. Pellegrino	Secretary	Secretary

(c) Not applicable.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (the “Investment Company Act”) and the Rules thereunder are maintained at the offices of the Registrant, its Investment Adviser, its Custodian, and its Transfer Agent.

Item 29. Management Services.

Other than as set forth in the Prospectus constituting Part A of the Registration Statement and under the captions “Management of the Company” and “Investment Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, there unto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 25th day of April, 2005.

FAM SERIES FUND, INC. (Registrant)

By	/s/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacity and on the date indicated.

	Signature	Title	Date
	*	President (Principal
	(Robert C. Doll, Jr.)	Executive Officer) and
Director
	*	Vice President and Treasurer
	(Donald C. Burke)	(Principal Financial and Accounting Officer)

	*	Director
(Donald W. Burton)

	*	Director
(Laurie Simon Hodrick)

	*	Director
(John Francis O’Brien)

*
Director
(David H. Walsh)

	*	Director
(Fred G. Weiss)

*By:	/s/ DONALD C. BURKE		April 25, 2005
(Donald C. Burke, Attorney-in-Fact)

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EXHIBIT INDEX

Exhibit Number		Description

10	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.